EXHIBIT 99.1
                                 ------------

                                                                       EX 99.1


==============================================================================





                        BELLAVISTA FUNDING CORPORATION,
                                   Depositor

                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                Master Servicer

                                      and

                             THE BANK OF NEW YORK,
                                    Trustee
                     -----------------------------------

                        POOLING AND SERVICING AGREEMENT

                            Dated as of May 1, 2005
                      ----------------------------------



                       BELLAVISTA MORTGAGE TRUST 2005-2

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2





==============================================================================

                               Table of Contents

                                                                          Page

ARTICLE I DEFINITIONS AND INTERPRETIVE PROVISIONS...........................12

      SECTION 1.01.     Definitions.........................................12

      SECTION 1.02.     Interpretive Provisions.............................45

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES.....46

      SECTION 2.01.     Conveyance of Mortgage Loans........................46

      SECTION 2.02.     Acceptance by Trustee of the Mortgage Loans.........50

      SECTION 2.03.     Representations, Warranties and Covenants of
                        the Master Servicer and Breach of
                        Representations under Mortgage Loan Purchase
                        Agreement or Purchase Agreements....................51

      SECTION 2.04.     Representations and Warranties of the Depositor
                        as to the Mortgage Loans............................54

      SECTION 2.05.     Delivery of Opinion of Counsel in Connection
                        With Substitutions..................................54

      SECTION 2.06.     Execution and Delivery of Certificates..............55

      SECTION 2.07.     Covenants of the Master Servicer....................55

      SECTION 2.08.     Additional Representations of Depositor.............55

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..................57

      SECTION 3.01.     Master Servicer to Service Mortgage Loans...........57

      SECTION 3.02.     Subservicing; Enforcement of the Obligations of
                        Subservicers........................................58

      SECTION 3.03.     Rights of the Depositor and the Trustee in
                        Respect of the Master Servicer......................58

      SECTION 3.04.     Trustee to Act as Master Servicer...................59

      SECTION 3.05.     Collection of Mortgage Loan Payments;
                        Certificate Account; Carryover Reserve Fund;
                        Distribution Account................................59

      SECTION 3.06.     Collection of Taxes, Assessments and Similar
                        Items; Escrow Accounts..............................62

      SECTION 3.07.     Access to Certain Documentation and Information
                        Regarding the Mortgage Loans........................63

      SECTION 3.08.     Permitted Withdrawals From the Certificate
                        Account, the Distribution Account and the
                        Carryover Reserve Fund..............................63

      SECTION 3.09.     Maintenance of Hazard Insurance; Maintenance of
                        Primary Insurance Policies..........................65

      SECTION 3.10.     Enforcement of Due-on-Sale Clauses; Assumption
                        Agreements..........................................67

      SECTION 3.11.     Realization Upon Defaulted Mortgage Loans;
                        Repurchase of Certain Mortgage Loans................68

      SECTION 3.12.     Trustee to Cooperate; Release of Mortgage Files.....71

      SECTION 3.13.     Documents, Records and Funds in Possession of
                        Master Servicer to Be Held for the Trustee..........72

      SECTION 3.14.     Servicing Compensation..............................73

      SECTION 3.15.     Access to Certain Documentation.....................73

      SECTION 3.16.     Annual Statement as to Compliance...................73

      SECTION 3.17.     Annual Independent Public Accountants'
                        Servicing Statement; Financial Statements...........74

      SECTION 3.18.     Errors and Omissions Insurance; Fidelity Bonds......74

      SECTION 3.19.     Notification of Adjustments.........................74

ARTICLE IV DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER................76

      SECTION 4.01.     Advances............................................76

      SECTION 4.02.     Priorities of Distribution..........................77

      SECTION 4.03.     Allocation of Net Deferred Interest.................81

      SECTION 4.04.     Allocation of Realized Losses.......................81

      SECTION 4.05.     Cross-Collateralization; Adjustments to
                        Available Funds.....................................82

      SECTION 4.06.     Monthly Statements to Certificateholders............83

      SECTION 4.07.     Determination of Pass-Through Rates for LIBOR
                        Certificates........................................84

ARTICLE V THE CERTIFICATES..................................................87

      SECTION 5.01.     The Certificates....................................87

      SECTION 5.02.     Certificate Register; Registration of Transfer
                        and Exchange of Certificates........................87

      SECTION 5.03.     Mutilated, Destroyed, Lost or Stolen
                        Certificates........................................92

      SECTION 5.04.     Persons Deemed Owners...............................92

      SECTION 5.05.     Access to List of Certificateholders' Names and
                        Addresses...........................................92

      SECTION 5.06.     Maintenance of Office or Agency.....................93

ARTICLE VI THE DEPOSITOR AND THE MASTER SERVICER............................94

      SECTION 6.01.     Respective Liabilities of the Depositor and the
                        Master Servicer.....................................94

      SECTION 6.02.     Merger or Consolidation of the Depositor or the
                        Master Servicer.....................................94

      SECTION 6.03.     Limitation on Liability of the Depositor, the
                        Master Servicer and Others..........................94

      SECTION 6.04.     Limitation on Resignation of Master Servicer........95

ARTICLE VII DEFAULT.........................................................96

      SECTION 7.01.     Events of Default...................................96

      SECTION 7.02.     Trustee to Act; Appointment of Successor............97

      SECTION 7.03.     Notification to Certificateholders..................99

ARTICLE VIII CONCERNING THE TRUSTEE........................................100

      SECTION 8.01.     Duties of Trustee..................................100

      SECTION 8.02.     Certain Matters Affecting the Trustee..............101

      SECTION 8.03.     Trustee Not Liable for Certificates or Mortgage
                        Loans..............................................102

      SECTION 8.04.     Trustee May Own Certificates.......................102

      SECTION 8.05.     Trustee's Fees and Expenses........................102

      SECTION 8.06.     Eligibility Requirements for Trustee...............103

      SECTION 8.07.     Resignation and Removal of Trustee.................104

      SECTION 8.08.     Successor Trustee..................................104

      SECTION 8.09.     Merger or Consolidation of Trustee.................105

      SECTION 8.10.     Appointment of Co-Trustee or Separate Trustee......105

      SECTION 8.11.     Tax Matters........................................106

      SECTION 8.12.     Yield Maintenance Agreements.......................109

ARTICLE IX TERMINATION.....................................................109

      SECTION 9.01.     Termination Upon Liquidation or Purchase of all
                        Mortgage Loans.....................................109

      SECTION 9.02.     Final Distribution on the Certificates.............109

      SECTION 9.03.     Additional Termination Requirements................111

ARTICLE X MISCELLANEOUS PROVISIONS.........................................112

      SECTION 10.01.    Amendment..........................................112

      SECTION 10.02.    Recordation of Agreement; Counterparts.............113

      SECTION 10.03.    Governing Law......................................114

      SECTION 10.04.    Intention of Parties...............................114

      SECTION 10.05.    Notices............................................114

      SECTION 10.06.    Severability of Provisions.........................115

      SECTION 10.07.    Assignment.........................................115

      SECTION 10.08.    Limitation on Rights of Certificateholders.........116

      SECTION 10.09.    Inspection and Audit Rights........................116

      SECTION 10.10.    Certificates Nonassessable and Fully Paid..........117

      SECTION 10.11.    Protection of Assets...............................117

                                   SCHEDULES

Schedule I:    Mortgage Loan Schedule.....................................S-I-1
Schedule II:   Representations and Warranties of the Master Servicer.....S-II-1
Schedule III:  Representations and Warranties as to the Mortgage Loans..S-III-1
Schedule IV:   Form of Monthly Master Servicer Report....................S-IV-1

                                EXHIBITS

Exhibit A:     Form of Senior Certificate (excluding the Class A-R,
               Notional Amount and Class X Certificates)....................A-1
Exhibit B:     Form of Subordinated Certificate.............................B-1
Exhibit C:     Form of Class A-R Certificate................................C-1
Exhibit D:     Form of Notional Amount and Class X Certificate..............D-1
Exhibit E:     Form of Reverse of Certificates..............................E-1
Exhibit F:     Form of Initial Certification of Trustee.....................F-1
Exhibit G:     Form of Delay Delivery Certification of Trustee..............G-1
Exhibit H:     Form of Final Certification of Trustee.......................H-1
Exhibit I:     Form of Transfer Affidavit...................................I-1
Exhibit J-1:   Form of Transferor Certificate (Residual)....................J-1
Exhibit J-2:   Form of Transferor Certificate (Private).....................J-2
Exhibit K:     Form of Investment Letter [Non-Rule 144A]....................K-1
Exhibit L:     Form of Rule 144A Letter.....................................L-1
Exhibit M:     Form of Request for Release (for Trustee)....................M-1
Exhibit N:     Form of Request for Release (Mortgage Loan) Paid in Full,
               Repurchased and Replaced)....................................N-1
Exhibit O:     Standard & Poor's LEVELS(R) Version 5.6 Glossary Revised,
               Appendix E...................................................O-1

      THIS POOLING AND SERVICING AGREEMENT, dated as of May 1, 2005 (this "Agreement"), among BELLAVISTA FUNDING CORPORATION, a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS SERVICING LP, as master servicer (in such capacity, the "Master Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                WITNESSETH THAT

      In consideration of the mutual agreements contained in this Agreement, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

                             PRELIMINARY STATEMENT

      The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. For federal income tax purposes, the Trust Fund (excluding the Carryover Shortfall Reserve Fund), will consist of three real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the "Lower Tier REMIC," the "Middle Tier REMIC" and the "Master REMIC," respectively). Each Certificate, other than the Class A-R Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class A-R Certificate represents ownership of the sole class of residual interest in the Lower Tier REMIC, the Middle Tier REMIC and the Master REMIC. The Master REMIC will hold as assets the several classes of uncertificated Middle Tier REMIC Interests (other than the Class MT-A-R Interest). The Middle Tier REMIC will hold as assets the several classes of uncertificated Lower Tier REMIC Interests (other than the Class LT-A-R Interest). The Lower Tier REMIC will hold as assets all property of the Trust Fund. Each Middle Tier REMIC Interest (other than the Class MT-A-R Interest) is hereby designated as a regular interest in the Middle Tier REMIC. Each Lower Tier REMIC Interest (other than the Class LT-A-R Interest) is hereby designated as a regular interest in the Lower Tier REMIC. The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date.

      The following table set forth characteristics of the Interests in the Lower Tier REMIC:

                                      Initial
                                     Principal                    Corresponding
The Lower Tier REMIC Interests        Balance      Interest Rate    Loan Group
------------------------------        -------      -------------    ----------
LT-A-I........................          (1)             (2)             I
LT-B-I........................          (1)             (2)             I
LT-C-I........................          (1)             (2)             I
LT-A-II                                 (1)             (2)             II
LT-B-II                                 (1)             (2)             II
LT-C-II                                 (1)             (2)             II
LT-X-II-PO                              (3)             (4)            N/A
LT-Y-II-PO                              (3)             (4)            N/A
LT-X-B-PO                               (3)             (4)            N/A
LT-Y-B-PO                               (3)             (4)            N/A
LT-Z                                    (3)             (4)            N/A

LT-A-R........................          (5)             (5)            N/A
-----------
(1) Each Class A Lower Tier REMIC Interest will have an Initial Principal Balance equal to 0.45% of the Subordinated Portion of its Corresponding Loan Group. Each Class B Lower Tier REMIC Interest will have an Initial Principal Balance equal to 0.05% of the Subordinated Portion of its Corresponding Loan Group. Each Class C Lower Tier REMIC Interest will have an Initial Principal Balance equal to the excess of 50% its Corresponding Loan Group over the initial aggregate principal balances of the Class A and Class B Lower Tier REMIC Interests corresponding to such Loan Group.
(2) This Lower Tier REMIC Interest will have an Interest Rate equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans in the Corresponding Loan Group.
(3) Each class LT-X and Class LT-Y Middle Tier REMIC Interests will each have an Initial Principal Balance equal to 0.5% of the principal balance of the Mortgage Loans in Loan Group I and Loan Group II (the "Combined Loan Groups"). The LT-Z Middle Tier REMIC Interest will have an Initial Principal Balance equal to the excess of (i) 50% of the initial aggregate Stated Principal Balance of the Mortgage Loans in the Combined Loan Groups over (ii) the sum of the initial principal balances of the LT-X and Class LT-Y Interests.

(4) This Class of Lower Tier REMIC Interest will have an Interest Rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Combined Loan Groups.

(5) The Class LT-A-R Lower Tier REMIC Interest is the sole class of residual interest in the Lower Tier REMIC. It has no principal balance and pays no principal or interest.

      On each Distribution Date, the 50% of the Available Funds from Loan Group I and Loan Group II shall be distributed with respect to the Lower Tier REMIC A, B and C Interests as provided in paragraphs (1), (2) and (3) and 50% of the Available Funds from Loan Group I and Loan Group II shall be distributed with respect to the Lower Tier REMIC X, Y and Z Interests as provided in paragraphs (4) and (5):

      (1) Interest. Interest is to be distributed with respect to each Lower Tier REMIC A, B and C Interest at the rate, or according to the formulas, described above;

      (2) Principal, if no Cross-Over Situation Exists. If no Cross-Over Situation exists with respect to any Class of Lower Tier REMIC Interests, Principal Amounts arising with respect to each Loan Group will be allocated: first to cause the Loan Group's corresponding Class A and Class B Lower Tier REMIC Interests to equal, respectively, 0.45% of the Subordinated Portion and 0.05% of the Subordinated Portion; and second to the Loan Group's corresponding Class C Lower Tier REMIC Interest;

      (3) Principal, if a Cross-Over Situation Exists. If a Cross-Over Situation exists with respect to the Class A and Class B Lower Tier REMIC Interests:

      (a) If the Calculation Rate in respect of the outstanding Class A and Class B Lower Tier REMIC Interests is less than the Subordinate Pass-Through Rate, then Principal

      Relocation Payments will be made proportionately to the outstanding Class A Lower Tier REMIC Interests prior to any other Principal Distributions from each such Loan Group.

      (b) If the Calculation Rate in respect of the outstanding Class A and Class B Lower Tier REMIC Interests is greater than the Subordinate Pass-Through Rate, Principal Relocation Payments will be made to the outstanding Class B Lower Tier REMIC Interests prior to any other Principal Distributions from each such Loan Group.

      In each case, Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Lower Tier REMIC Interests to equal the Subordinate Pass-Through Rate. With respect to each Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Remittance Amount received during the Due Period and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the Class A and Class B Lower Tier REMIC Interests, then interest will be added to the Loan Group's Class C Lower Tier REMIC Interest.

      (c) The outstanding aggregate Class A and Class B Lower Tier REMIC Interests for all Loan Groups will not be reduced below .50 percent of the excess of (i) the aggregate outstanding Principal Balances of all Loan Groups as of the end of any Due Period over (ii) the aggregate Class Certificate Balance of the Senior Certificates for all Loan Groups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Lower Tier REMIC Interests of a Loan Group, and if the Loan Group's Class C Lower Tier REMIC Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Lower Tier REMIC Interests of the other Loan Groups the aggregate Class A and Class B Lower Tier REMIC Interests of which are less than one percent of the Subordinated Portion. If the Loan Group corresponding to the Class C Lower Tier REMIC Interest that receives such payment has a Weighted Average Adjusted Net Mortgage Rate below the Weighted Average Adjusted Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by the Lower Tier REMIC as a Realized Loss. Conversely, if a Loan Group corresponding to the Class C Lower Tier REMIC Interest that receives such payment has a Weighted Average Adjusted Net Mortgage Rate above the Weighted Average Adjusted Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by the Lower Tier REMIC as a reimbursement for prior Realized Losses;

      (4) Interest. Interest is to be distributed with respect to each Lower Tier REMIC X, Y and Z Interest at the rate, or according to the formulas, described above;

      (5) For each Distribution Date: Scheduled and unscheduled principal and Realized Losses from the Combined Loan Groups shall be allocated to: (i) either (A) the Class LT-X-II-PO, if the Class LT-X-II-PO Target Principal Balance (as calculated for the Distribution Date) is exceeded by the principal balance of such Interest for the prior Distribution Date, in such an amount as to cause the principal balance of the Class LT-X-II-PO Interest to equal the Class LT-X-II-PO Target Principal Balance (as calculated for the Distribution
Date), or (B) the Class LT-

Y-II-PO Interest, if the the Class LT-Y-II-PO Target Principal Balance (as calculated for the Distribution Date) is exceeded by the principal balance of such Interest for the prior Distribution Date, in such an amount as to cause the principal balance of the Class LT-Y-II-PO Interest to equal the Class LT-Y-II-PO Target Principal Balance (as calculated for the Distribution Date) and to (ii) either (A) the Class LT-X-B-PO, if the Class LT-X-B-PO Target Principal Balance (as calculated for the Distribution Date) is exceeded by the principal balance of such Interest for the prior Distribution Date, in such an amount as to cause the principal balance of the Class LT-X-B-PO Interest to equal the Class LT-X-B-PO Target Principal Balance (as calculated for the Distribution Date), or (B) the Class LT-Y-B-PO Interest, if the the Class MT-Y-B-PO Target Principal Balance (as calculated for the Distribution Date) is exceeded by the principal balance of such Interest for the prior Distribution Date, in such an amount as to cause the principal balance of the Class LT-Y-B-PO Interest to equal the Class LT-Y-B-PO Target Principal Balance (as calculated for the Distribution Date). If there are insufficient scheduled and unscheduled principal collections and Realized Losses from the Combined Loan Groups for such Distribution Date to make the allocations to the Class LT-X or Class LT-Y Interest required in the immediately preceding sentence, interest accrued in respect of the Class LT-Z Interest will be paid as principal to the Class LT-X or Class LT-Y Interests as required in the immediately preceding sentence. Any remaining scheduled and unscheduled principal and Realized Losses from the Combined Loan Groups shall be allocated pro rata to the Class LT-X Interests, Class LT-Y Interests and LT-Z Interests based on the Principal Balances of the LT-X and LT-T Interests following the allocations described in the immediately preceeding two sentences for the current Distribution Date.

      The following table set forth characteristics of the Interests in the Middle Tier REMIC (the "Middle Tier REMIC Interests"):

-------------------------------------------------------------------------------
 Middle Tier REMIC   Initial Principal   Interest Rate   Corresponding Master
      Interest            Balance                          REMIC Certificate
-------------------------------------------------------------------------------
MT-I-A                     (1)                (2)              Class I-A
-------------------------------------------------------------------------------
MT-I-Accrual               (1)                (2)                 N/A
-------------------------------------------------------------------------------
MT-I-$100                 $100.00             (2)              Class A-R
-------------------------------------------------------------------------------
MT-II-A-1                  (3)                (4)            Class II-A-1
-------------------------------------------------------------------------------
MT-II-A-2                  (3)                (4)            Class II-A-2
-------------------------------------------------------------------------------
MT-II-Accrual              (3)                (4)                 N/A
-------------------------------------------------------------------------------
MT-II-PO                  $50.00              (5)                II-PO
-------------------------------------------------------------------------------
MT-B-1                     (6)                (7)              Class B-1
-------------------------------------------------------------------------------
MT-B-2                     (6)                (7)              Class B-2
-------------------------------------------------------------------------------
MT-B-3                     (6)                (7)              Class B-3
-------------------------------------------------------------------------------
MT-B-4                     (6)                (7)              Class B-4
-------------------------------------------------------------------------------
MT-B-5                     (6)                (7)              Class B-5
-------------------------------------------------------------------------------
MT-B-6                     (6)                (7)              Class B-6
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MT-B-7                     (6)                (7)              Class B-7
-------------------------------------------------------------------------------
MT-B-Accrual               (6)                (7)                 N/A
-------------------------------------------------------------------------------
MT-B-PO                   $50.00              (5)                B-PO
-------------------------------------------------------------------------------
MT-A-R                     (8)                (8)                 N/A
-------------------------------------------------------------------------------
------------
(1) This Middle Tier REMIC Interest has a principal balance that is initially equal to 50% of its Corresponding Certificate Class issued by the Master REMIC. Principal payments, both scheduled and prepaid, Realized Losses, Subsequent Recoveries and interest accruing on the MT-I-Accrual Interest will be allocated to the MT-I-A Interest to maintain its size relative to its Corresponding Certificate Class (that is, 50%) with any excess payments of principal, Realized Losses and Subsequent Recoveries being allocated to the MT-I-Accrual Interest in such manner as to cause the principal balance of the MT-I-Accrual Interest to have a principal balance equal to the principal balance of the Class MT-I-A Interest (the "MT-I-A Interests" and together with the MT-I-Accrual Interest, the "MT-I Interests") plus (b) 100% of the net deferred interest (if any) allocated to the Class I-A-X Certificates.

(2) The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this Middle Tier REMIC Interest is a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of Loan Group I (the "Group I Net Rate Cap").

(3) This Middle Tier REMIC Interest has a principal balance that is initially equal to 50% of its Corresponding Certificate Class issued by the Master REMIC. Principal payments, both scheduled and prepaid, Realized Losses, Subsequent Recoveries and interest accruing on the MT-II-Accrual Interest will be allocated to this class to maintain its size relative to its Corresponding Certificate Class (that is, 50%) with any excess payments of principal, Realized Losses and Subsequent Recoveries being allocated to the MT-II-Accrual Interest in such manner as to cause the principal balance of the MT-II-Accrual Accrual Interest to have a principal balance equal to the principal balance of the Class MT-II-A-1 and Class MT-II-A-2 Interests (the "MT-II-A Interests" and together with the MT-II Accrual Interest, the "MT-II Interests") plus
      (b) 100% of the net deferred interest allocated to the Class II-PO Certificates.

(4) The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this Middle Tier REMIC Interest is a per annum rate equal to the Group II Tax Adjusted Cap Rate.

(5) The Class MT-II-PO Interest will accrue interest at a rate equal to the excess of the Net WAC Cap for Group II over the Group II Tax Adjusted Rate Cap for such Distribution Date and the Class MT-B-PO Interest will accrue interest at a rate equal to the excess of the Net WAC Cap for the Subordinated Certificates over the Class B-PO Tax Adjusted Rate Cap for such Distribution Date. Any amount accrued and unpaid for such Distribution Date will not accrue interest

(6) This Middle Tier REMIC Interest has a principal balance that is initially equal to 50% of its Corresponding Certificate Class issued by the Master REMIC. Principal payments, both scheduled and prepaid, Realized Losses, Subsequent Recoveries and interest accruing on the MT-B-Accrual Interest will be allocated to this class to maintain its size relative to its Corresponding Certificate Class (that is, 50%) with any excess payments of principal, Realized Losses and Subsequent Recoveries being allocated to the MT-B-Accrual Interest in such manner as to cause the principal balance of the MT-B Accrual Interest to have a principal balance equal to the principal balance of the Class MT-B-1, Class MT-B-2, Class MT-B-3, MT-B-4, Class MT-B-5, Class MT-B-6, Class and MT-B-7 Interests (the "MT-B-S Interests" and together with the MT-B-X Accrual Interest, the "MT-B Interests") plus (b) 100% of the net deferred interest allocated to the Class B-PO Certificates.

(7) The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this Middle Tier REMIC Interest is a per annum rate equal to the Subordinate Tax Adjusted Cap Rate.

(8) The MT-A-R is the sole Class of residual interest in the Middle Tier REMIC. It pays no interest or principal.

      On each Distribution Date, the Available Funds payable with respect to the Lower Tier REMIC Regular Interests shall be distributed with respect to the Middle Tier REMIC Interests in the following manner:

(1) Interest is to be distributed with respect to each Middle Tier REMIC Interest at the rate, or according to the formulas, described above; and

(2) Principal is to be distributed with respect to each Middle Tier REMIC Interest in the manner described above.

On each Distribution Date, Realized Losses (and increases in Principal Balances attributable to Subsequent Recoveries) shall be allocated among the Middle Tier REMIC Interests in the manner described above.

      The following table sets forth characteristics of the Certificates, together with minimum denominations and integral multiples in excess thereof in which such Classes shall be issued (except that one Certificate of each Class of Certificates may be issuable in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

===============================================================================
                                                                   Integral
                 Initial Class    Pass-Through                    Multiples
   Class         Certificate         Rate          Minimum       in Excess of
 Designation       Balance        (per annum)    Denomination      Minimum
-------------------------------------------------------------------------------
Class I-A        $88,882,000          (1)         $25,000.00      $1,000.00
-------------------------------------------------------------------------------
Class II-A-1     $269,536,000         (2)         $25,000.00      $1,000.00
-------------------------------------------------------------------------------
Class II-A-2     $67,384,000          (3)         $25,000.00      $1,000.00
-------------------------------------------------------------------------------
Class I-A-X          (4)              (5)         $25,000.00(14)  $1,000.00(14)
-------------------------------------------------------------------------------
Class A-R            $100             (6)              (7)            (7)
-------------------------------------------------------------------------------
Class II-A-X         (8)              (9)         $25,000.00(14)  $1,000.00(14)
-------------------------------------------------------------------------------
Class II-PO          $50             (10)              $0.01          $0.01
-------------------------------------------------------------------------------
Class B-X            (11)            (12)         $25,000.00(14)  $1,000.00(14)
-------------------------------------------------------------------------------
Class B-PO           $50             (10)              $0.01          $0.01
-------------------------------------------------------------------------------
Class B-1         $7,414,000         (13)         $25,000.00      $1,000.00
-------------------------------------------------------------------------------
Class B-2         $5,617,000         (13)         $25,000.00      $1,000.00
-------------------------------------------------------------------------------
Class B-3         $4,269,000         (13)         $25,000.00      $1,000.00
-------------------------------------------------------------------------------
Class B-4          $898,000          (13)         $25,000.00      $1,000.00
-------------------------------------------------------------------------------
Class B-5         $1,797,000         (13)        $100,000.00      $1,000.00
-------------------------------------------------------------------------------
Class B-6         $2,246,000         (13)        $100,000.00      $1,000.00
-------------------------------------------------------------------------------
Class B-7       $1,351,984.15        (13)        $100,000.00      $1,000.00
-------------------------------------------------------------------------------
(1) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for the Class I-A Certificates will be equal to the least of (a) 10.50%, (b) LIBOR plus the applicable Pass-Through Margin and (c) the related Net WAC Cap.
(2) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for the Class II-A-1 Certificates will be equal to the least of (a) 11.00%, (b) LIBOR plus the applicable Pass-Through Margin and (c) the related Net WAC Cap.
(3) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for the Class II-A-2 Certificates will be equal to the least of (a) 10.50%, (b) LIBOR plus the applicable Pass-Through Margin and (c) the related Net WAC Cap.
(4) The Class I-A-X Certificates will have no Class Certificate Balance and will bear interest on its Notional Amount (initially, $88,882,000).
(5) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for the Class I-A-X Certificates will be a per annum rate equal to the greater of (i) the Weighted.

     Average Adjusted Net Mortgage Rate of the Group I Mortgage Loans, minus the Pass-Through Rate of the Class I-A Certificates for that Distribution Date (in the case of the first Distribution Date, adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) and (ii) zero. For income tax purposes, the Class I-A-X Certificates are entitled to, for each Interest Accrual Period, the "Class I-A-X Distributable Amount," which is a specified portion of the interest on the MT-I Interests equal to the excess of the Loan Group I Net Rate Cap over the product of two and the weighted average interest rate of the MT-I Interests with each Interest (other than the Class MT-I-Accrual Interest) subject to a cap equal to the Pass-Through Rate of the corresponding Certificate Class and the MT-I-Accrual Interest subject to a cap of 0.00%. The Pass-Through Rate of the Class I-A-X Certificates shall be a rate sufficient to entitle the Class I-A-X Certificate to all interest accrued on the MT-I (but not the MT-$100) Interests less the interest accrued on the Class I-A Certificates. The Class I-A-X Distributable Amount for any Distribution Date is payable from current interest on the Group I Mortgage Loans.
(6) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for the Class A-R Certificates will be the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group I. The Pass-Through Rate for the Class A-R Certificates for the Interest Accrual Period for the first Distribution Date will be 4.351% per annum.
(7) The Class A-R Certificate will be issued as two separate certificates, one with an initial Certificate Balance of $99.99 and the Tax Matters Person Certificate with an initial Certificate Balance of $0.01.
(8) The Class II-A-X Certificates will have no Class Certificate Balance and will bear interest on its Notional Amount (initially, $336,920,050).
(9) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for the Class II-A-X Certificates will be a per annum rate equal to the greater of (i) the Weighted Average Adjusted Net Mortgage Rate of the Group II Mortgage Loans, minus the weighted average Pass-Through Rate of the Class II-A-1, Class II-A-2 and Class II-PO Certificates for that Distribution Date (weighted on the basis of the Class Certificate Balances of the Class II-A-1, Class II-A-2 and Class II-PO Certificates and adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) and (ii) zero. For income tax purposes, the Class II-A-X Certificates are entitled to, for each Interest Accrual Period, the "Class II-A-X Distributable Amount," which is a specified portion of the interest on the MT-II-A Interests equal to the excess of the Group II Tax Adjusted Cap Rate over the product of two and the weighted average interest rate of the MT-II Interests with each Interest (other than the Class MT-II-Accrual Interest) subject to a cap and a floor equal to the Pass-Through Rate of the corresponding Certificate Class and the Class MT-II-Accrual Interest subject to a cap of 0.00%. The Pass-Through Rate of the Class II-A-X Certificates shall be a rate sufficient to entitle the Class II-A-X Certificate to all interest accrued on the MT-II-A Interests less the interest accrued on the Class II-A-1 and Class II-A-2 Certificates. The Class II-A-X Distributable Amount for any Distribution Date is payable from current interest on the Group II Mortgage Loans.

(10) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rates for the Class II-PO and Class B-PO Certificates will be 0% per annum. Any amount accrued and unpaid for such Distribution Date will not accrue interest. For income tax purposes, the Class II-PO and Class B-PO Certificates will be entitled to all amount payable on the Class MT-II-PO and Class MT-B-PO Interests, respectively.
(11) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for the Class B-X Certificates will be a per annum rate equal to the greater of (i) the Net WAC Cap for the Subordinated Certificates (adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months), minus the weighted average Pass-Through Rate of the Subordinated and Class B-PO Certificates for that Distribution Date (weighted on the basis of the Class Certificate Balances of the Subordinated and Class B-PO Certificates and adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) and (ii) zero. For income tax purposes, the Class B-X Certificates are entitled to, for each Interest Accrual Period, the "Class B-X Distributable Amount," which is a specified portion of the interest on the MT-B-S Interests equal to the excess of the Subordinate Tax Adjusted Cap Rate over the product of two and the weighted average interest rate of the MT-B-S Interests with each Interest (other than the Class MT-B-Accrual Interest) subject to a cap and a floor equal to the Pass-Through Rate of the corresponding Certificate Class and the MT-B-Accrual Interest subject to a cap of 0.00%. The Pass-Through Rate of the Class B-X Certificates shall be a rate sufficient to entitle the Class B-X Certificate to all interest accrued on the MT-B-S Interests less the interest accrued on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates. The Class B-X Distributable Amount for any Distribution Date is payable from current interest on the Mortgage Loans in Group I and Group II.
(12) For each Interest Accrual Period for any Distribution Date, the Pass-Through Rate for each Class of Subordinated Certificates will be a per annum rate equal to the least of (a) 10.50%, (b) LIBOR plus the applicable Pass-Through Margin and (c) the related Net WAC Cap.
(13) Based on Notional Amount.

      The Trustee will treat the entitlements and obligations with respect to Net Rate Carryover as described in Section 8.11 herein.

      The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall--actual or potential (other than for credit losses) to any REMIC regular interest. It is not intended that the Class A-R Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.02(a)(1)(iv)(A) hereunder.

      For any purpose for which the Pass-Through Rates is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs.

      Set forth below are designations of Classes or Components of Certificates to the categories used in this Agreement:

Accretion Directed
Certificates............      None.

Accrual Certificates....      None.

Accrual Components......      None.

Book Entry Certificates.      All Classes of Certificates other than the
                              Physical Certificates.

Class  X Certificates...      Class I-A-X, Class II-A-X and Class B-X
                              Certificates.

COFI Certificates.......      None.

Component Certificates..      None.

Components..............      None.

Delay Certificates......      None.

ERISA Restricted
Certificates............      The Residual Certificates and Private
                              Certificates; and any Certificate of a Class that does not or no longer satisfies the applicable rating requirement under the
                              Underwriter's Exemption.

Group I Certificates....      Group I Senior Certificates, the Class B-X
                              Certificates to the extent related to the Mortgage Loans in Loan Group I and the
                              Subordinated Portion related to Loan Group I.

Group I
Senior Certificates.....      Class I-A, Class I-A-X and Class A-R
                              Certificates.

Group II Certificates...      Group II Senior Certificates, the Class B-X
                              Certificates to the extent related to the Mortgage Loans in Loan Group II and the
                              Subordinated Portion related to Loan Group II.

Group II Senior
Certificates............      Class II-A-1, Class II-A-2, Class II-A-X and
                              Class B-PO Certificates.

LIBOR Certificates......      Class I-A, Class II-A-1, Class II-A-2  and the
                              Subordinated Certificates.

Non-Delay Certificates..      None.

Notional Amount
Certificates............      Class I-A-X, Class II-A-X and Class B-X
                              Certificates.

Notional Amount
Component...............      None.

Offered Certificates....      All Classes of Certificates other than the
                              Private Certificates.

Physical Certificates...      Private and Residual Certificates.

Planned Principal Classes     None.

Planned Principal
Components..............      None.

Private Certificates....      Class B-5, Class B-6 and Class B-7 Certificates.

Rating Agencies.........      S&P and Moody's.

Regular Certificates....      All Classes of Certificates, other than the
                              Residual Certificates.

Residual Certificates...      Class A-R Certificates.

Senior Certificate Group      Group I Senior Certificates and Group II
                              Senior Certificates, as applicable.

Senior Certificates.....      Class I-A, Class II-A-1, Class II-A-2, Class
                              I-A-X, Class II-A-X, Class B-X, Class II-PO,
                              Class B-PO and Class A-R Certificates.

Subordinated Certificates     Class B-1, Class B-2, Class B-3, Class B-4, Class
                              B-5, Class B-6 and Class B-7 Certificates.

Support Classes.........      None.

      With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions in this Agreement relating solely to such designations shall be of no force or effect, and any calculations in this Agreement incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions in this Agreement relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                   ARTICLE I
                    DEFINITIONS AND INTERPRETIVE PROVISIONS

      SECTION 1.01.     Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Accretion Directed Certificates:  As specified in the Preliminary
Statement.

      Accretion Direction Rule:  Not applicable.

      Accrual Amount:  Not applicable.

      Accrual Certificates:  As specified in the Preliminary Statement.

      Accrual Components:  Not applicable.

      Accrual Termination Date:  Not applicable.

      Acknowledgment: With respect to the Countrywide Mortgage Loans, the Countrywide Acknowledgement and with respect to the Commercial Capital Mortgage Loans, the Commercial Capital Acknowledgement.

      Adjusted Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Master Servicing Fee Rate.

      Adjusted Net Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Expense Fee Rate.

      Adjusted Cap Rate: As to any Distribution Date and the Class II-A-1, Class II-A-2 and Subordinated Certificates, the per annum rate equal to the related Net WAC Cap, computed for this purpose by first reducing the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group II by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans in Loan Group II for that Distribution Date and (b) 12, divided by (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group II as of the first day of the month prior to the month of such Distribution Date.

      As to any Distribution Date and the Class II-A-X Certificates, the per annum rate equal to the Pass-Through Rate for the Class II-A-X Certificates, computed for this purpose by (i) reducing the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group II by a per annum rate equal to: (a) the product of (1) the Net Deferred Interest for the Mortgage Loans in Loan Group II for that Distribution Date and (2) 12, divided by (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group II as of the first day of the month prior to month of such Distribution Date and
(ii) computing the Pass-Through Rate of
the Class II-A-1 and Class II-A-2 Certificates by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.

      As to any Distribution Date and the Class B-X Certificates, the per annum rate equal to the Pass-Through Rate for the Class B-X Certificates, computed for this purpose by (i) reducing the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group II by a per annum rate equal to: (a) the product of (1) the Net Deferred Interest for the Mortgage Loans in Loan Group II for that Distribution Date and (2) 12, divided by (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group II as of the first day of the month prior to the month of such Distribution Date and
(ii) computing the Pass-Through Rate of the Subordinated Certificates by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.

      Adjustment Date: A date specified in each Mortgage Note as a date on which the Mortgage Rate on the related Mortgage Loan will be adjusted.

      Advance: As to a Loan Group, the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee) on the Mortgage Loans in such Loan Group that were due on the related Due Date and not received by the Master Servicer as of the close of business on the related Determination Date, together with an amount equivalent to interest on each Mortgage Loan as to which the related Mortgaged Property is an REO Property (net of any net income on such REO Property), less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

      Aggregate Subordinated Percentage: As to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

      Agreement:  This Pooling and Servicing Agreement.

      Allocable Share: As to any Distribution Date, any Loan Group and any Class or Component of Certificates, the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Senior Certificates of the related Senior Certificate Group, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(c)) and (B) with respect to the Subordinated Certificates, pursuant to the definition of Assumed Interest Amount for such Class or after the first Senior Termination Date, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(c)) bears to the aggregate amount calculated with respect to such Distribution Date for each such related Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amounts pursuant to Section 4.02(c)) or the definition of Assumed Interest Amount for such Loan Group and Class, as applicable.

     Amount Held for Future Distribution: As to any Distribution Date and the Mortgage Loans in a Loan Group, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries received in the month of such Distribution Date relating to the Mortgage Loans in such Loan Group and (ii) all Scheduled Payments due after the related Due Date relating to the Mortgage Loans in such Loan Group.

      Applicable Credit Support Percentage:  As defined in Section 4.02(d).

      Appraised Value: With respect to a (i) Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of the (a) value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) Refinancing Mortgage Loan other than a Streamlined Documentation Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan; and (iii) Streamlined Documentation Mortgage Loan, if the loan to value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was (a) 80% or less and the loan amount of the new mortgage loan is $650,000 or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Mortgage Loan and (b) greater than 80% or the loan amount of the new mortgage loan is greater than $650,000, the value of the Mortgaged Property based upon the appraisal (which may be a drive by appraisal) made at the time of the origination of such Streamlined Documentation Mortgage Loan.

      Assumed Interest Amount: With respect to any Distribution Date, any Class of Subordinated Certificates and the related Loan Group, one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Subordinated Portion immediately prior to that Distribution Date.

      Available Funds: As to any Distribution Date and each Loan Group, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date in respect of the related Mortgage Loans pursuant to Section 3.05(b), net of the related Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) in respect of the Mortgage Loans in such Loan Group and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses
(i)-(v) inclusive of Section 3.08(b) in respect of the Mortgage Loans in such Loan Group, (b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) the Transfer Payment Received plus interest thereon as provided in Section 4.05 for such Loan Group less the Transfer Payment Made plus interest thereon as provided in Section
4.05 for such Loan Group; provided, however, that with respect to any Loan Group on the first Senior Termination Date, Available Funds with respect to the Loan Group relating to the remaining Senior Certificate Group shall include the Available Funds from the other Loan Groups after all distributions are made on the Senior Certificates of the other Senior Certificate Groups and on any Distribution Date thereafter, Available Funds shall be calculated based on all the Mortgage Loans in all Loan Groups, as opposed to the Mortgage Loans in the related Loan Group.

      Bankruptcy Code:  Title 11 of the United States Code.

      Benefit Plan Opinion:  As defined in Section 5.02(b).

      Book Entry Certificates:  As specified in the Preliminary Statement.

      Business Day: Any day other than a Saturday, Sunday or day on which banking institutions in the City of New York, New York, or the States of California or Texas or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

      Calculation Rate: For each Distribution Date, the product of (i) 10 and
(ii) the weighted average rate of the outstanding Class A and Class B Interests, treating each Class A Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class A Interest.

      Cap Counterparty:  The Royal Bank of Scotland plc.

      Cap Strike Rate: For any Distribution Date, the amount set forth under the heading "Strike Rate" in Annex III of the Prospectus Supplement.

      Carryover Reserve Fund: The separate fund created and initially maintained by the Trustee pursuant to Section 3.05(c) in the name of the Trustee for the benefit of the Holders of the LIBOR Certificates and designated "The Bank of New York in trust for registered holders of BellaVista Mortgage Trust 2005-2, Mortgage Pass-Through Certificates, Series 2005-2." Funds in the Carryover Reserve Fund shall be held in trust for the Holders of the LIBOR Certificates for the uses and purposes set forth in this Agreement.

      Carryover Shortfall Amount: For each class of LIBOR Certificates and any Distribution Date, an amount equal to sum of (i) the excess, if any, of the
(a) amount of interest that such Class would have been entitled to receive pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount on such Distribution Date had its Pass-Through Rate not been subject to the related Net WAC Cap up to but not exceeding the related Maximum Rate, in each case, prior to any reduction (x) described in Section 4.02(c) or (y) for Net Deferred Interest, as applicable, described in Section 4.03, over (b) actual amount of interest provided for such Class for such Distribution Date (prior to any reduction (x) described in Section 4.02(c) or (y) for Net Deferred Interest, as applicable, described in Section 4.03) by clause (i) of the definition of Class Optimal Interest Distribution Amount and
(ii) with respect to each Class of LIBOR Certificates the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the related Net WAC Cap (up to the related Maximum Rate)).

      Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached this Agreement as exhibits.

      Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.05(b) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "Countrywide Home Loans Servicing LP in trust for the registered holders of BellaVista Mortgage Trust 2005-2, Mortgage Pass Through Certificates, Series 2005-2."

      Certificate Balance: With respect to any Certificate (other than the Notional Amount Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled under this Agreement, such amount being equal to the Denomination of that Certificate plus (i) any increase in the Certificate Balance of such Certificate pursuant to Section
4.02 due to the receipt of Subsequent Recoveries, minus (ii) the sum of all
(a) distributions of principal previously made with respect to that Certificate and (b) Realized Losses allocated to that Certificate and all other reductions in Certificate Balance previously allocated to that Certificate pursuant to Section 4.04 without duplication and plus (iii) in the case of the Group II Certificates only, the amount of Net Deferred Interest as of the Due Date in the month of determination and allocated to the applicable Class pursuant to Section 4.03. The Notional Amount Certificates do not have Certificate Balances.

      Certificate Group: The Group I or Group II Certificates, as the context may require.

      Certificate Owner: With respect to a Book Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate. With respect to a Physical Certificate, the Person who is named in such Physical Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights under this Agreement, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor or the Master Servicer, as applicable.

      Certificate Register:  The register maintained pursuant to Section 5.02.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision of this Agreement (other than the second sentence of Section 10.01) that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action under this Agreement. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

      Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

      Class B-X Portion: With respect to a Loan Group and any Distribution Date, the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Due Period over the aggregate Class Certificate Balance of the related Classes of Senior Certificates (other than the Class B-PO Certificates) immediately prior to such Distribution Date.

      Class LT-X-B-PO Target Principal Balance: The quotient of: (a) product of: (i) the Subordinate Adjusted Cap Rate and (ii) the principal balance of the Class LT-Y-B-PO Interests for the immediately preceding Distribution Date, and (b) two times the Weighted Average Adjusted Net Mortgage Rate for the Combined Loan Groups less the Subordinate Tax Adjusted Cap Rate.

      Class LT-Y-B-PO Target Principal Balance : The quotient of: (a) product of: (i) the Subordinate Adjusted Cap Rate and (ii) the principal balance of the Class LT-X-B-PO Interests for the immediately preceding Distribution Date, and (b) two times the Weighted Average Adjusted Net Mortgage Rate for the Combined Loan Groups less the Subordinate Tax Adjusted Cap Rate.

      Class LT-X-II-PO Target Principal Balance: The quotient of: (a) product of: (i) the Group II Adjusted Cap Rate and (ii) the principal balance of the Class LT-Y-II-PO Interests for the immediately preceding Distribution Date, and (b) two times the Weighted Average Adjusted Net Mortgage Rate for Loan Group II less the Group II Tax Adjusted Cap Rate.

      Class LT-Y-II-PO Target Principal Balance: The quotient of: (a) product of: (i) the Group II Adjusted Cap Rate and (ii) the principal balance of the Class LT-X-II-PO Interests for the immediately preceding Distribution Date, and (b) two times the Weighted Average Adjusted Net Mortgage Rate for Loan Group II less the Group II Tax Adjusted Cap Rate.

      Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

      Class Interest Shortfall: As to any Distribution Date and Class or Component, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class or Component exceeds the amount of interest actually distributed on such Class or Component on such Distribution Date pursuant to such clause (i).

      Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class or any interest-bearing Component, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class or Component on the related Class Certificate Balance, Notional Amount or Component Notional Amount, as applicable, immediately prior to such Distribution Date, subject to reduction (a) as provided in Section 4.02(c) and (b) for any Net Deferred Interest for the related Distribution Dateallocated to their respective Class Certificate Balances or Component Principal Balances, as applicable, as described in
Section 4.03 and (ii) any Class Unpaid Interest Amounts for such Class or Component (other than any Carryover Shortfall Amounts).

      Class Subordination Percentage: With respect to any Distribution Date and each Class of Subordinated Certificates, the quotient (expressed as a percentage) of the (i) Class Certificate Balance of such Class of Subordinated Certificates immediately prior to such Distribution Date divided by (ii) the aggregate of the Class Certificate Balances of all Certificates immediately prior to such Distribution Date.

      Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest-bearing Certificates or any interest-bearing Component, the amount by which the aggregate Class Interest Shortfalls for such Class or Component on prior Distribution Dates exceeds the amount distributed on such Class or Component on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

      Closing Date:  May 27, 2005.

      Code:  The Internal Revenue Code of 1986, as amended.

      COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

      COFI Certificates:  As specified in the Preliminary Statement.

      Commercial Capital:  Commercial Capital Bank, F.S.B.

      Commercial Capital Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated as of May 1, 2005, among Commercial Capital, the Seller, the Depositor and the Master Servicer.

      Commercial Capital Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the Commercial Capital Sale Agreement and sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement and that are identified as such on the Mortgage Loan Schedule.

      Commercial Capital Sale Agreement: That certain Master Sale and Interim Servicing Agreement, dated as of March 31, 2005, between Commercial Capital and the Seller, including any commitment letters entered into with respect to the Commercial Capital Mortgage Loans pursuant to such agreement.

      Compensating Interest: As to any Distribution Date and Loan Group, an amount equal to one-half of the Master Servicing Fee for the related Loan Group for such Distribution Date.

      Component:  As specified in the Preliminary Statement.

      Component Balance:  Not applicable.

      Component Certificates:  As specified in the Preliminary Statement.

      Component Rate:  Not applicable.

      Conveyed Assets:  As defined in Section 2.01(a).

      Coop Shares:  Shares issued by a Cooperative Corporation.

      Cooperative Corporation: The entity that holds title (fee or a leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

      Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

      Cooperative Unit: A single family dwelling located in a Cooperative Property.

      Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 8W, New York, New York 10286 (Attn: Mortgage Backed Securities Group, BellaVista Mortgage Trust 2005-2), facsimile no. (212) 815-3986, and which is the address to which notices to and correspondence with the Trustee should be directed.

      Countrywide Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated as of May 1, 2005, among Countrywide Home Loans, Inc., the Seller, the Depositor, the Master Servicer and Greenwich Capital Financial Products, Inc.

      Countrywide Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to a Countrywide Purchase Agreement and sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement and that are identified as such on the Mortgage Loan Schedule.

      Countrywide Purchase Agreements: Collectively, (i) that certain Mortgage Loan Purchase and Servicing Agreement, dated as of January 29, 2004, between Countrywide Home Loans, Inc. and the Seller, including any purchase confirmations entered into with respect to Countrywide Purchase Group I pursuant to such agreement; (ii) that certain Assignment, Assumption and Recognition Agreement, dated as of April 20, 2005, among Countrywide Home Loans, Inc., Greenwich Capital Financial Products, Inc. and the Seller, pursuant to which the Seller acquired Countrywide Purchase Group II and which assigned certain rights of Greenwich Capital Financial Products, Inc. under the Countrywide Underlying Purchase Agreement to the Seller; and (iii) that certain Assignment, Assumption and Recognition Agreement, dated as of May 20, 2005, among Countrywide Home Loans, Inc., Greenwich Capital Financial Products, Inc. and the Seller pursuant to which the Seller acquired Countrywide Purchase Group III and which assigned certain rights of Greenwich Capital Financial Products, Inc. under the Countrywide Underlying Purchase Agreement to the Seller.

      Countrywide Purchase Group I: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the applicable Countrywide Purchase Agreement on April 27, 2005, and that are identified as being part of such group on the Mortgage Loan Schedule.

      Countrywide Purchase Group II: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the applicable Countrywide Purchase Agreement on April 20, 2005, and that are identified as being part of such group on the Mortgage Loan Schedule.

      Countrywide Purchase Group III: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the applicable Countrywide Purchase Agreement on May 20, 2005, and that are identified as being part of such group on the Mortgage Loan Schedule.

      Countrywide Underlying Purchase Agreement:  That certain Master
Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, between Greenwich Capital Financial Products, Inc. and Countrywide Home
Loans, Inc., as amended, supplemented or otherwise modified from time to time.

      Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership.

      Cross-Over Situation: For any Distribution Date and for each Loan Group (after taking into account principal distributions on such Distribution Date) a situation in which the Class A and Class B Interests corresponding to any Loan Group are in the aggregate less than .5% of the Subordinate Portion of the Loan Group to which they correspond.

      Cut-off Date: For each Mortgage Loan, the later of May 1, 2005 and the date of origination for that Mortgage Loan.

      Cut-off Date Pool Principal Balance:  $449,395,184.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

      Deferred Interest: With respect to any Mortgage Loan in Loan Group II and any Due Date, the excess, if any, of the (i) amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date at the applicable Mortgage Rate over (ii) Scheduled Payment due on such Mortgage Loan on such Due Date; such excess to be added to the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non appealable in a proceeding under the Bankruptcy Code.

      Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book Entry Certificate pursuant to Section 5.02(e).

      Delay Certificates: As specified in the Preliminary Statement.

      Delay Delivery Certification:  As defined in Section 2.02(a).

      Delay Delivery Mortgage Loans: The Mortgage Loans for which all or a portion of a related Mortgage File is not delivered to the Trustee on the Closing Date. With respect to up to 50% of the Mortgage Loans in each Loan Group, the Depositor may deliver all or a portion of each related Mortgage File to the Trustee not later than 30 days after the Closing Date. To the extent that Countrywide Servicing or the Depositor shall be in possession of any Mortgage Files with respect to any Delay Delivery Mortgage Loan, until delivery of such Mortgage File to the Trustee as provided in Section 2.01, Countrywide Servicing or the Depositor, as applicable, shall hold such files as agent and in trust for the Trustee.

      Deleted Mortgage Loan:  As defined in Section 2.03(b).

      Denomination: With respect to each Certificate, the amount set forth on the face of that Certificate as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

      Depositor: BellaVista Funding Corporation, a Delaware corporation, in its capacity as depositor hereunder, or its successors in such capacity.

      Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book entry transfers and pledges of securities deposited with the Depository.

      Determination Date: As to any Distribution Date, the 15th day of each month or, if such 15th day is not a Business Day, the preceding Business Day.

      Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05(e) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York in trust for registered holders of BellaVista Mortgage Trust 2005-2, Mortgage Pass Through Certificates, Series 2005-2." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

      Distribution Account Deposit Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day immediately preceding such Distribution Date.

      Distribution Date: The Business Day immediately following the Master Servicer Remittance Date, commencing in June 2005.

      Due Date: With respect to any Distribution Date, the first day of the month in which that Distribution Date occurs.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short term ratings of Moody's or Fitch and one of the two highest short-term ratings of S&P, if S&P is a Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

      Eligible Repurchase Month:  As defined in Section 3.11.

      ERISA:  The Employee Retirement Income Security Act of 1974.

      ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

      ERISA Restricted Certificate: As specified in the Preliminary Statement.

      Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.06(a).

      Event of Default:  As defined in Section 7.01.

      Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan plus any Subsequent Recoveries received with respect to such Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a

Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

      Exchange Act:  Securities Exchange Act of 1934.

      Expense Fee Rate: As to each Mortgage Loan and any date of determination, the sum of (i) the related Master Servicing Fee Rate and (ii) the Trustee Fee Rate.

      FDIC:  The Federal Deposit Insurance Corporation.

      FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970.

      Final Certification:  As defined in Section 2.02(a).

      FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

      Fitch: Fitch, Inc. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

      FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.

      Gross Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Mortgage Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

      Group I Certificates: As specified in the Preliminary Statement.

      Group I Senior Certificates: As specified in the Preliminary Statement.

      Group II Certificates: As specified in the Preliminary Statement.

      Group II Senior Certificates: As specified in the Preliminary Statement.

      Group II Tax Adjusted Cap Rate: The Weighted Average Adjusted Net Mortgage Rate of the Group II Mortgage Loans minus the product of (x) 12 and
(y) the Net Deferred Interest for such Distribution Date from the Group II Mortgage Loans that is allocated to the Class II-PO Certificate, divided by the aggregate Stated Principal Balance of the Group II Mortgage Loans. For federal income tax purposes, the Weighted Average Adjusted Net Mortgage Rate for Loan

Group II will equal two times the weighted average of the Class LT-X-II-PO and Class LT-Y-II-PO Interests, treating the Class LT-Y-II-PO as subject to a cap equal to zero.

      Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

      Initial Certification:  As defined in Section 2.02(a).

      Initial Component Principal Balance: As specified in the Preliminary Statement.

      Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: With respect to the Class A-R and the Notional Amount Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to the Class I-A Certificates and any Distribution Date, the period commencing on the 20th day of the month preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the initial Interest Accrual Period) and ending on the 19th day of the month of that Distribution Date. With respect to the Class II-A-1, Class II-A-2 and Subordinated Certificates and any Distribution Date, the period commencing on the Distribution Date in the month preceding the month in which such Distribution Date occurs (other than the first Distribution Date, for which it is the Closing Date) and ending on the day immediately preceding that Distribution Date. Interest on the Class II-A-1, Class II-A-2 and Subordinated Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed, and interest on each other interest-bearing Class of Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Interest Determination Date: With respect to any Interest Accrual Period for any LIBOR Certificates, the second Business Day prior to the first day of such Interest Accrual Period.

      Latest Possible Maturity Date: The Distribution Date following the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

      Lender PMI Mortgage Loan: Any Mortgage Loan as to which the lender (rather than the Mortgagor) acquires the Primary Insurance Policy and charges the related Mortgagor an interest premium.

      LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.07.

      LIBOR Certificates:  As specified in the Preliminary Statement.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

      Loan Group: Any of Loan Group I and Loan Group II, as applicable.

      Loan Group I: All Mortgage Loans identified on the Mortgage Loan Schedule as the Mortgage Loans in Loan Group I.

      Loan Group II: All Mortgage Loans identified on the Mortgage Loan Schedule as the Mortgage Loans in Loan Group II.

      Loan to Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at that date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

      Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

      Master Servicer: Countrywide Servicing, in its capacity as master servicer hereunder, and its successors in such capacity.

      Master Servicer Advance Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day immediately preceding such Distribution Date.

      Master Servicer Remittance Date: The 19th day of each calendar month, or if such 19th day is not a Business Day, the next succeeding Business Day, commencing in June 2005.

      Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

      Master Servicing Fee Rate: With respect to each Mortgage Loan and Due Date, the amount set forth in the Mortgage Loan Schedule for such Due Date.

      Maximum Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

      Maximum Negative Amortization: With respect to each Mortgage Loan in Loan Group II, the percentage set forth in the related Mortgage Note as the percentage of the original principal balance of Mortgage Note, that if exceeded due to Deferred Interest, will result in a recalculation of the Scheduled Payment so that the then unpaid principal balance of the Mortgage Note will be fully amortized over the Mortgage Loan's remaining term to maturity.

      Maximum Rate: With respect to the Class II-A-1 Certificates, 11.00% per annum, and with respect to each other Class of LIBOR Certificates, 10.50% per annum.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware.

      MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

      MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

      MIN:  The mortgage identification number for any MERS Mortgage Loan.

      Minimum Mortgage Rate: With respect to each Mortgage Loan, the greater of the (i) Gross Margin set forth in the related Mortgage Note and (ii) percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

      MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan.

      Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

      Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of May 1, 2005, by and between the Seller and the Depositor, pursuant to which the Seller sold and the Depositor purchased the Mortgage Loans.

      Mortgage Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

      Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached to this Agreement as Schedule I, setting forth the following information with respect to each Mortgage Loan by Loan Group:

            (i) the loan number;

            (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

            (iii) the maturity date;

            (iv) the original principal balance;

            (v) the Cut-off Date Principal Balance;

            (vi) the first payment date of the Mortgage Loan;

            (vii) the Scheduled Payment in effect as of the Cut-off Date;

            (viii) the Loan to Value Ratio at origination;

            (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner occupied;

            (x) a code indicating whether the residential dwelling is either a
            (a) detached or attached single family dwelling, (b) dwelling in a de minimis PUD, (c) condominium unit or PUD (other than a de minimis PUD), (d) two to four-unit residential property or (e) Cooperative Unit;

            (xi) the Mortgage Rate in effect as of the Cut-off Date;

            (xii) the Master Servicing Fee Rate both before and after the initial Adjustment Date for each Mortgage Loan;

            (xiii) a code indicating whether the Mortgage Loan is a Lender PMI Mortgage Loan and, in the case of any Lender PMI Mortgage Loan, a percentage representing the amount of the related interest premium charged to the borrower;

            (xiv) the purpose for the Mortgage Loan;

            (xv) the type of documentation program pursuant to which the Mortgage Loan was originated;

            (xvi) the direct servicer of such Mortgage Loan as of the Cut-off Date;

            (xvii) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan;

            (xviii) with respect to each Mortgage Loan, the Gross Margin, the Mortgage Index, the Maximum Mortgage Rate, the Minimum Mortgage Rate, the Maximum Negative Amortization, the Periodic Rate Cap, the first Adjustment Date and the first Payment Adjustment Date for such Mortgage Loan;

            (xix) a code indicating whether the Mortgage Loan is a Countrywide Mortgage Loan or a Commercial Capital Mortgage Loan; and

            (xx) in the case of a Countrywide Mortgage Loan, a code indicating whether such Mortgage Loan is part of Countrywide Purchase Group I, Countrywide Purchase Group II or Countrywide Purchase Group III.

      Such schedule shall also set forth the total of the amounts described under (iv) and (v) above for all of the Mortgage Loans and for each Loan Group.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions of this Agreement as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

      Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

      Mortgagor:  The obligor(s) on a Mortgage Note.

      National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

      Net Deferred Interest: With respect to each Distribution Date and Loan Group II, an amount equal to the excess, if any, of the Deferred Interest that accrued on the Mortgage Loans in such Loan Group for the Due Date occurring in the month of such Distribution Date over the Principal Prepayment Amount for the Mortgage Loans in such Loan Group for such Distribution Date.

      Net Prepayment Interest Shortfalls: As to any Distribution Date and Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls for such Loan Group for the related Prepayment Period exceeds an amount equal to the sum of (a) the Compensating Interest for such Loan Group for that Distribution Date and (b) the excess, if any of the Compensating Interest for the other Loan Group for that Distribution Date over the Prepayment Interest Shortfalls experienced by the Mortgage Loans in such other Loan Group during such Prepayment Period.

      Net Prepayments: As to any Distribution Date and Loan Group II, the amount equal to the excess, if any, of the (i) Principal Prepayment Amount for such Loan Group for such Distribution Date over (ii) aggregate amount of Deferred Interest accrued on the Mortgage Loans in such Loan Group from the preceding Due Date to the Due Date related to that Distribution Date.

      Net WAC Cap: With respect to any Class of (i) Class I-A, Class II-A-1 and Class II-A-2 Certificates for any Distribution Date, the Weighted Average Adjusted Net Mortgage Rates of the Mortgage Loans in the related Loan Group for such Distribution Date, adjusted for the related Interest Accrual Period and (ii) Subordinated Certificates for any Distribution Date, the sum for all of the Loan Groups of the product for each Loan Group of (a) the Weighted Average Adjusted Net Mortgage Rates of the Mortgage Loans in such Loan Group for such Distribution Date, adjusted for the related Interest Accrual Period and (b) a fraction, the numerator of which is the related Subordinated Portion for such Loan Group immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date.

      Non-Delay Certificates: As specified in the Preliminary Statement.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

      Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

      Notional Amount:  As specified in the Preliminary Statement.

      Notional Amount Certificates:  As specified in the Preliminary
Statement.

      Offered Certificates:  As specified in the Preliminary Statement.

      Officer's Certificate: A certificate signed by (i) in the case of the Depositor, the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, (ii) in the case of the Master Servicer, the President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, or one of the Assistant Treasurers or Assistant Secretaries of Countrywide GP, Inc. (its general partner) or (iii) if provided for in this Agreement, a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, the Seller or the Master Servicer, including in house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must
(i) in fact be independent of the Depositor, the Seller and the Master Servicer, (ii) not have any direct financial interest in the Depositor, the Seller or the Master Servicer or in any affiliate of either and (iii) not be connected with the Depositor, the Seller or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Optional Termination: The termination of the trust created under this Agreement in connection with the purchase of the Mortgage Loans pursuant to
Section 9.01.

      Optional Termination Date: The Distribution Date on which the Pool Stated Principal Balance is less than or equal to 10% of the Cut-off Date Pool Principal Balance.

      Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

            Class B-1            5.25%
            Class B-2            3.60%
            Class B-3            2.35%
            Class B-4            1.40%
            Class B-5            1.20%
            Class B-6            0.80%
            Class B-7            0.30%

      Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

      Original Subordinate Principal Balance: For the Certificates, on or prior to the first Senior Termination Date, the Subordinated Percentage for a Loan Group of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group, in each case as of the Cut-off Date or, if such date is after the first Senior Termination Date, the aggregate of the Class Certificate Balances of the Subordinated Certificates as of the Closing Date.

      OTS:  The Office of Thrift Supervision.

      Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

      Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

      Overcollateralized Group:  As defined in Section 4.05.

      Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      Pass-Through Margin: With respect to any Distribution Date and each Class of LIBOR Certificates, the per annum rate indicated in the following table:

                                Pass-Through     Pass-Through
                  Class          Margin (1)       Margin (2)
                  -----          ----------       ----------
            Class I-A........      0.25%            0.50%
            Class II-A-1.....      0.25%            0.50%
            Class II-A-2.....      0.32%            0.64%
            Class B-1........      0.50%            0.750%
            Class B-2........      0.68%            1.020%
            Class B-3........      1.45%            2.175%
            Class B-4........      1.75%            2.625%
            Class B-5........      1.75%            2.625%
            Class B-6........      1.75%            2.625%
            Class B-7........      1.75%            2.625%

            ------------------
            (1) For the Interest Accrual Period related to any Distribution Date occurring on or prior to the first possible Optional Termination Date.

            (2)   For each other Interest Accrual Period.


      Pass-Through Rate: For any interest-bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

      Payment Adjustment Date: For each Mortgage Loan, the date specified in the related Mortgage Note as the annual date on which the Mortgage Rate on the related Scheduled Payment will be adjusted.

      Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

      Periodic Rate Cap: With respect to each Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, if any, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

      Permitted Investments: At any time, any one or more of the following obligations and securities:

            (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long term and the highest short term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

            (v) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (vi) units of a taxable money market portfolio having the highest rating assigned by each Rating Agency (except if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's) and restricted to obligations issued or guaranteed by the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations; and

            (vii) such other relatively risk free investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

      Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that the Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

      Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

      Physical Certificate:  As specified in the Preliminary Statement.

      Planned Principal Classes:  As specified in the Preliminary Statement.

      Planned Principal Components:  As specified in the Preliminary
Statement.

      Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and, as to any other date of determination, the aggregate of the Stated Principal Balances of the Outstanding Mortgage Loans as of such date.

      Prepayment Interest Shortfall: As to any Distribution Date, any Mortgage Loan and any Principal Prepayment received during the related Prepayment Period, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the related Master Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

      Prepayment Period: As to any Distribution Date, the calendar month immediately preceding the month in which that Distribution Date occurs.

      Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

      Prime Rate: The prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

      Principal Amount: As to any Distribution Date and any Loan Group, the sum of (i) the principal portion of each Scheduled Payment (without giving effect to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in such Loan Group on the related Due Date, (ii) the principal portion of the Purchase Price of each Mortgage Loan in such Loan Group that was purchased as of such Distribution Date, (iii) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in such Loan Group received with respect to such Distribution Date, (iv) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (v) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, (vi) with respect to Loan Group II only, all Net Prepayments for Loan Group II received during the related Prepayment Period, (vii) with respect to Loan Group I, the Principal Prepayment Amount for such Loan Group received during the related Prepayment Period and (viii) the principal portion of any Transfer Payments Received for such Loan Group, minus the principal portion of any Transfer Payments Made for such Loan Group and Distribution Date in accordance with Section 4.05 and (ix) any Subsequent Recoveries on the Mortgage Loans in the related Loan Group received during the calendar month preceding the month of such Distribution Date.

      Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

      Principal Prepayment Amount: As to any Distribution Date, an amount equal to the sum of all Principal Prepayments received on the Mortgage Loans during the related Prepayment Period.

      Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal Relocation Payment: A payment from any Loan Group to a Subsidiary REMIC Regular Interest other than a Regular Interest corresponding to that Loan Group as provided in the Preliminary Statement. Principal Relocation Payments from a Loan Group shall be made of the amounts in respect of principal from the Mortgage Loans of the Loan Group and shall include a proportionate allocation of the Realized Losses from the Mortgage Loans of the Loan Group.

      Private Certificate:  As specified in the Preliminary Statement.

      Pro Rata Share: As to any Distribution Date, the Subordinated Principal Distribution Amount and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinated Certificates.

      Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

      Prospectus: The Prospectus, dated May 25, 2005, attached to the Prospectus Supplement.

      Prospectus Supplement: The Prospectus Supplement dated May 25, 2005, relating to the Offered Certificates.

      PUD:  Planned unit development.

      Purchase Agreement: With respect to the Commercial Capital Mortgage Loans, the Commercial Capital Sale Agreement and with respect to the Countrywide Mortgage Loans, each applicable Countrywide Purchase Agreement.

      Purchase Price: With respect to any Mortgage Loan required to be purchased (i) pursuant to Section 2.02 or 2.03, (ii) at the option of the Master Servicer pursuant to Section 3.11 or (iii) by the related Transferor pursuant to the related Purchase Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (b) accrued interest thereon at the applicable Mortgage Rate (or at the applicable

Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is Countrywide and Countrywide is an affiliate of the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (c) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section 2.03 that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

      Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

      Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References in this Agreement to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

      To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of Realized Losses with respect to that Mortgage Loan will be reduced by the amount of those Subsequent Recoveries.

      Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

      Record Date: With respect to any Distribution Date, in the case of LIBOR Certificates represented by (i) Book-Entry Certificates, the Business Day immediately preceding such Distribution Date and (ii) Definitive Certificates and in the case of all other Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

      Reference Bank:  As defined in Section 4.07(b).

      Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

      Regular Interest: A "regular interest" in a REMIC within the meaning of
Section 860G(a)(1) of the Code.

      Regular Certificates:  As specified in the Preliminary Statement.

      Relief Act: The Servicemembers Civil Relief Act, or any comparable state legislation.

      Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which interest (i) collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) accrued thereon for such month pursuant to the Mortgage Note.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

      REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

      Residual Certificates:  As specified in the Preliminary Statement.

      Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary or any other officer of the

Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      Restricted Classes:  As defined in Section 4.02(d).

      Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal or interest on such Mortgage Loan which, unless otherwise specified in this Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Securities Act:  The Securities Act of 1933.

      Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

      Seller: Belvedere Trust Finance Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Depositor, and its successors in such capacity.

      Senior Certificate Group:  As specified in the Preliminary Statement.

      Senior Certificates:  As specified in the Preliminary Statement.

      Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinated Certificates has been reduced to zero.

      Senior Percentage: As to any Distribution Date and any Senior Certificate Group, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each Class of Senior Certificates of such Senior Certificate Group (other than the Notional Amount Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balance of each Mortgage Loan in the related Loan Group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the first Senior Termination Date, the Senior Percentage for the Senior Certificates of the remaining Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each such Class of Senior Certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date. In no event will any Senior Percentage be greater than 100%.

      Senior Prepayment Percentage: As to any Senior Certificate Group and any Distribution Date during the ten years beginning on the first Distribution Date, 100%. The related Senior Prepayment Percentage for any Senior Certificate Group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will, except as provided in this Agreement, be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any

Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the related Senior Percentage exceeds the Senior Percentage of such Senior Certificate Group as of the Closing Date, in which case the related Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the related Senior Prepayment Percentage will occur unless the Senior Step Down Conditions are satisfied. Notwithstanding the foregoing, if the Two Times Test is satisfied on a Distribution Date, the Senior Prepayment Percentage for such Senior Certificate Group will equal, if such Distribution Date is (x) on or prior to the Distribution Date in May 2008, the related Senior Percentage for such Distribution Date plus 50% of the related Subordinated Percentage for that Distribution Date and (y) after the Distribution Date in May 2008, the related Senior Percentage.

      Senior Principal Distribution Amount: As to any Distribution Date and any Senior Certificate Group, the sum of (i) the related Senior Percentage of all amounts described in clauses (i) through (iv) of the definition of "Principal Amount" with respect to the related Loan Group for such Distribution Date, (ii) with respect to any Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of the related (a) Senior Percentage of the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and
(b) Senior Prepayment Percentage of the amount of the net Liquidation Proceeds allocable to principal received on the Mortgage Loan and (iii) (a) with respect to the Group II Senior Certificates, the Senior Prepayment Percentage of the amount described in clause (vi) of the definition of "Principal Amount" for such Distribution Date and (b) with respect to the Group I Senior Certificates, the related Senior Prepayment Percentage of the amount described in clause (vii) of the definition of "Principal Amount" for the related Loan Group for such Distribution Date; provided, however, on any Distribution Date after the first Senior Termination Date, the Senior Principal Distribution Amount for the remaining Senior Certificate Group will be calculated pursuant to the above formula based on all the Mortgage Loans, as opposed to the Mortgage Loans in the related Loan Group.

      Senior Step Down Conditions: As of the first Distribution Date as to which any decrease in the Senior Prepayment Percentage applies and with respect to all of the Mortgage Loans, (i) the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, REO Property and Mortgage Loans the Mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinated Certificates for such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses on all Mortgage Loans do not exceed: (a) commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of the Original Subordinate Principal Balance, (b) commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the Original Subordinate Principal Balance, (c) commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Balance, (d) commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance and
(e) commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

      Senior Termination Date: For each Senior Certificate Group, the Distribution Date on which the aggregate Class Certificate Balance of the related Classes of Senior Certificates has been reduced to zero.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

      S&P or Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

      Startup Day:  The Closing Date.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any (i) previous partial Principal Prepayments and Liquidation Proceeds received and allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and (ii) with respect to Loan Group II only, Deferred Interest added to the principal balance of that Mortgage Loan in Loan Group II pursuant to the terms of the related Mortgage Note on or prior to that Due Date.

      Streamlined Documentation Mortgage Loan: Any Mortgage Loan originated pursuant to Countrywide Home Loan Inc.'s Streamlined Loan Documentation Program then in effect.

      Subordinated Certificates:  As specified in the Preliminary Statement.

      Subordinated Percentage:  For any Distribution Date and any Loan Group,
(i) on and prior to the first Senior Termination Date, 100% minus the Senior Percentage for the Senior

Certificate Group relating to such Loan Group for such Distribution Date and
(ii) after the first Senior Termination Date, 100% minus the Senior Percentage for such Distribution Date.

      Subordinated Portion: For any Distribution Date and any Loan Group, an amount equal to the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date in the month prior to the month of such Distribution Date, over the aggregate Class Certificate Balance of the related Classes of Senior Certificates immediately prior to such Distribution Date.

      Subordinated Prepayment Percentage: As to any Distribution Date and any Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date.

      Subordinated Principal Distribution Amount: With respect to any Distribution Date and any Loan Group, the sum of the following amounts for each Loan Group: an amount equal to the excess of (i) the sum, not less than zero, of (a) the Subordinated Percentage of all amounts described in clauses
(i) through (iv) of the definition of "Principal Amount" for that Loan Group and that Distribution Date, (b) with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of "Senior Principal Distribution Amount," up to the Subordinated Percentage for such Loan Group of the Stated Principal Balance of that Mortgage Loan and (c) (1) with respect to Loan Group II only, the Subordinated Prepayment Percentage of the amount described in clause (vi) of the definition of "Principal Amount" for such Distribution Date and (2) with respect to each Loan Group I, the related Subordinated Prepayment Percentage of the amount described in clause
(vii) of the definition of "Principal Amount" for the related Loan Group for such Distribution Date less (ii) the principal portion of any Transfer Payments Made for such Loan Group; provided, however, that on any Distribution Date after the first Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by Loan Group but will equal the amount calculated pursuant to the above formula based on the applicable Subordinated Percentage and Subordinated Prepayment Percentage for the Subordinated Certificates for such Distribution Date with respect to all of the Mortgage Loans, as opposed to the Mortgage Loans in the related Loan Group.

      Subordinate Tax Adjusted Cap Rate: The Weighted Average Adjusted Net Mortgage Rate of the Group I and Group II Mortgage Loans minus the product of
(x) 12 and (y) the Net Deferred Interest for such Distribution Date from the Group I and Group II Mortgage Loans that is allocated to the Class B-PO Certificate, divided by the aggregate Stated Principal Balance of the Group I and Group II Mortgage Loans. For federal income tax purposes, the Weighted Average Adjusted Net Mortgage Rate for Loan Group I and Loan Group II will equal two times the weighted average of the Class LT-X-B-PO and Class LT-Y-B-PO Interests, treating the Class LT-Y-II-PO as subject to a cap equal to zero.

      Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.08) specifically related to such Liquidated Mortgage Loan.

      Subservicer: Any person to whom the Master Servicer has contracted for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02.

      Substitute Mortgage Loan: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than that of the Deleted Mortgage Loan; (iii) have a Loan to Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than six months less than that of) the Deleted Mortgage Loan; (v) have a Maximum Mortgage Rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (vi) have a Minimum Mortgage Rate specified in its related mortgage note not more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (vii) have the same Mortgage Index, Mortgage Index reset period, Maximum Negative Amortization (if applicable), Periodic Rate Cap, payment cap and reset provisions as the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and (ix) comply on the date of substitution with each representation and warranty set forth in
Section 2.03.

      Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(b).

      Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury Regulation ss. 1.860F-4(d) and temporary Treasury Regulation ss. 301.6231(a)(7)-1T. The Holder of the largest percentage interest in the Class A-R Certificates shall be the Tax Matters Person for each REMIC formed hereunder, as more particularly set forth in
Section 8.11. The Trustee, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

      Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.01.

      Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

      Transfer Payment Made:  As defined in Section 4.05.

      Transfer Payment Received:  As defined in Section 4.05.

      Transferor: With respect to the Commercial Capital Mortgage Loans, Commercial Capital and with respect to the Countrywide Mortgage Loans, Countrywide Home Loans, Inc.

      Treasury Regulations: Regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary

Treasury Regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

      Trust Fund: The corpus of the trust created under this Agreement consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance of the Mortgage Loans; (ii) the Certificate Account, the Distribution Account and the Carryover Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) all the right, title and interest of the Depositor (but none of its obligations) in, to and under the Commercial Capital Sale Agreement pursuant to the Commercial Capital Acknowledgement in respect of the Commercial Capital Mortgage Loans; (v) all the right, title and interest of the Depositor (but none of its obligations) in, to and under the Countrywide Purchase Agreements pursuant to the Countrywide Acknowledgement in respect of the Countrywide Mortgage Loans; (vi) all the right, title and interest of the Depositor (but none of its obligations) in, to and under the Mortgage Loan Purchase Agreement; (vii) all the right, title and interest of the Trustee (but none of its obligations) in, to and under the Yield Maintenance Agreements; and (viii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

      Trustee: The Bank of New York, as trustee hereunder, and its successors in such capacity.

      Trustee Advance Rate: With respect to any Advance made by the Trustee pursuant to Section 4.01(b), a per annum rate of interest determined as of the date of such Advance equal to the Prime Rate in effect on such date plus 5.00%.

      Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

      Trustee Fee Rate: With respect to each Mortgage Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

      Two Times Test: As to any Distribution Date and the Subordinated Certificates, if the (i) Aggregate Subordinated Percentage for the Subordinated Certificates is at least 200% of the Aggregate Subordinated Percentage as of the Closing Date, (ii) outstanding aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, REO Property and Mortgage Loans the Mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinated Certificates as of the last day of the Interest Accrual Period related to such Distribution Date, does not equal or exceed 50% and (iii) cumulative Realized Losses on all the Mortgage Loans do not exceed, with respect to any Distribution Date (x) on or before May 2008, 20% of the aggregate Class Certificate Balance of the Subordinated Certificates as of the Closing Date or
(y) after May 2008, 30% of the aggregate Class Certificate Balance of the Subordinated Certificates as of the Closing Date.

      UCC: means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction.

      Undercollateralized Group: As defined in Section 4.05.

      Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002) or any substantially similar administrative exemption granted by the United States Department of Labor.

      United States:  means the United States of America.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class X Certificate) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

      Weighted Average Adjusted Net Mortgage Rate: As to any Distribution Date and any Loan Group, the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in such Loan Group, weighted on the basis of its Stated Principal Balance as of the end of the Prepayment Period related to the immediately preceding Distribution Date.

      Yield Maintenance Agreements: The transactions evidenced by (i) the Confirmation, dated as of May 27, 2005 related to the Class II-A-1 Certificates and (ii) the Confirmation, dated as of May 27, 2005 related to the Class II-A-2 Certificates, and any other documents related to such Confirmations, which shall be assets of the Trust Fund.

      Yield Maintenance Available Payment Amount: For the Class II-A-1 and Class II-A-2 Certificates and any Distribution Date from and including July 2005 to and including November 2015, the lesser of (i) the amounts received by the Trustee pursuant to the related Yield Maintenance Agreement for such Distribution Date and deposited by the Trustee into the Carryover Reserve Account in accordance with Section 3.05(c) and (ii) (A) in the case of the Class II-A-1 Certificates, the product of (a) a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 360, (b) the excess, if any, of (x) LIBOR, subject to a maximum of 11.00%, over (y) the related Cap Strike Rate and (c) the lesser of (1) the Class Certificate Balance of the Class II-A-1 Certificates immediately prior to such Distribution Date and (2) the related Yield Maintenance Notional Balance for such Distribution Date and (B) in the case of the Class II-A-2 Certificates, the product of (a) a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 360, (b) the excess, if any, of (x) LIBOR, subject to a maximum of 10.50%, over (y) the related Cap Strike Rate and (c) the lesser of (1) the Class Certificate Balance of the Class II-A-2 Certificates immediately prior to such Distribution Date and (2) the related Yield Maintenance Notional Balance for such Distribution Date.

      Yield Maintenance Notional Balance: For the Yield Maintenance Agreements related to the Class II-A-1 and Class II-A-2 Certificates and any Distribution Date from and including July 2005 to and including November 2015, the corresponding amount listed for such Distribution Date in Annex III of the Prospectus Supplement. After the Distribution Date in November 2015, the related Yield Maintenance Notional Balances will be equal to zero and the Yield Maintenance Agreements shall terminate.

      Yield Maintenance Payment: For any Class of Class II-A-1 or Class II-A-2 Certificates and for any Distribution Date from and including July 2005 to and including November 2015, the lesser of (i) the Carryover Shortfall Amount for such Class for such Distribution Date and (ii) such Class' related Yield Maintenance Available Payment Amount for such Distribution Date.

      For the Class II-A-X Certificates for any Distribution Date from and including July 2005 to and including November 2015, the sum of the excess, if any, of the (a) aggregate Yield Maintenance Available Payment Amount for such Distribution Date for the Yield Maintenance Agreement over (b) aggregate of the related Yield Maintenance Payments for the Class II-A-1 and Class II-A-2 Certificates for such Distribution Date.

      SECTION 1.02.     Interpretive Provisions.

      With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural, and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;
(vii) references to a Person are also to its successors and permitted assigns;
(viii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) references contained in this Agreement to Section, Schedule and Exhibit, as applicable, are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the UCC.

                                  ARTICLE II
                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

      SECTION 2.01.     Conveyance of Mortgage Loans.

      (a) The Depositor, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee, without recourse, the following property (collectively, the "Conveyed Assets") all the right, title and interest of the Depositor (i) in and to the Mortgage Loans (including the related Mortgage Notes and Mortgages), including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, and including any REO Property with respect to any such Mortgage Loan, (ii) (but none of its obligations) in, to and under the Mortgage Loan Purchase Agreement and (iii) (but none of its obligations) in, to and under each Purchase Agreement pursuant to the related Acknowledgement in respect of the related Mortgage Loans. On or prior to the Closing Date, the Depositor shall deliver to the Trustee, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of the Delay Delivery Mortgage Loans, such delivery may take place within 30 days following the Closing Date). Such delivery of the Mortgage Files shall be made against delivery by the Trustee of the Certificates to the Depositor or its designee. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Depositor shall cause to be deposited into the Distribution Account on or before the Distribution Account Deposit Date relating to the applicable Distribution Date, an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

      (b) The Depositor further sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made in the Mortgage Loan Purchase Agreement by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance therewith.

      (c) In connection with the transfer and assignment set forth in clause
(a) and (b) above, the Depositor has delivered or caused to be delivered to the Trustee (or, in the case of the Delay Delivery Mortgage Loans, the Depositor will cause the Seller or the Transferor to deliver or cause to be delivered to the Trustee within 30 days following the Closing Date) for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) (A) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ____________ without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
      Note); or

                  (B) with respect to any Lost Mortgage Note, a lost note
            affidavit from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

            (ii) except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further, that such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico;

            (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

            (v) except as provided below, the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto; and

            (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

                  (A) The Coop Shares, together with a stock power in blank;

                  (B) The executed Security Agreement;

                  (C) The executed Proprietary Lease;

                  (D) The executed Recognition Agreement;

                  (E) The UCC financing statement with evidence of filing
            thereon which has been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

                  (F) The UCC financing statements evidencing a complete and unbroken line of assignments of the financing statement described in clause (E) above from the mortgagee to the Trustee with evidence of filing thereon (or in a form suitable for filing).

      In addition, in connection with the assignment of any MERS Mortgage Loan, the Depositor agrees that it will use its best reasonable efforts to cause, at the Trustee's expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the applicable Transferor to the Seller in accordance with the related Purchase Agreement, by the Seller to the Depositor in accordance with the Mortgage Loan Purchase Agreement and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery of this Agreement because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to the relevant Transferor, the Seller, the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. If the Depositor receives additional original documents evidencing an assumption or modification of a Mortgage Loan or any other documents required to be delivered by the Depositor to the Trustee, the Depositor shall forward or cause to be forwarded all such documents to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Depositor shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

      As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days after such transfer and assignment, the Trustee shall at the expense of the Depositor (i) as the assignee thereof, affix the following language to each assignment of Mortgage: "BellaVista Series 2005-2, The Bank of New York as trustee", (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after receipt thereof and that the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which in the opinion of counsel provided by the Depositor to the Trustee, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

      In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering or causing to be delivered the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05.

      Notwithstanding anything to the contrary in this Agreement, within 30 days after the Closing Date with respect to the Mortgage Loans, the Depositor shall deliver, or cause to be delivered, to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan. If the Depositor fails to deliver, or cause to be delivered, a Mortgage File for any Delay Delivery Mortgage Loan within the 30-day period provided for in the prior sentence, the Depositor shall cause the Seller or the relevant Transferor to (i) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (ii) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that the cure period provided for in Section 2.02 or
Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Depositor shall have five Business Days to cure such failure to deliver. At the end of such 30-day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such 30-day period in accordance with the provisions of Section 2.02.

      SECTION 2.02.     Acceptance by Trustee of the Mortgage Loans.

      (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F (an "Initial Certification") and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

      The Trustee agrees to execute and deliver on the Closing Date to the Depositor and the Master Servicer an Initial Certification. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to the Mortgage Loans. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

      On or about the 30th day after the Closing Date, the Trustee shall deliver to the Depositor and the Master Servicer a Delay Delivery
Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit G (a "Delay Delivery Certification"), with any applicable exceptions noted thereon.

      Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor and the Master Servicer a Final Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit H (a "Final Certification"), with any applicable exceptions noted thereon.

      If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File that does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however, that the Trustee shall not make any determination as to whether any (i) endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Depositor shall cause the Seller or the relevant Transferor to promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller or the relevant Transferor does not correct or cure such defect within such period, the Depositor shall cause the Seller or the relevant Transferor to either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller or the relevant Transferor was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master

Servicer, the Depositor, the relevant Transferor or the Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (x) that has not been returned by the appropriate recording office or (y) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Depositor in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N, the Trustee shall release the related Mortgage File to the Depositor or its designee and shall execute and deliver at the Depositor's request such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor or its designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions the Depositor repurchases, or causes to be repurchased, a Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either cause MERS to (i) execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Depositor, or its designee, and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) designate on the MERS(R) System the Depositor, or its designee, as applicable, as the beneficial holder of such Mortgage Loan.

      (b) The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth in this Agreement. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

      (c) It is understood and agreed that the obligation of the Depositor to cause the Seller or the relevant Transferor to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

      SECTION 2.03. Representations, Warranties and Covenants of the Master Servicer and Breach of Representations under Mortgage Loan Purchase Agreement or Purchase Agreements.

      (a) The Master Servicer hereby makes the representations and warranties set forth in Schedule II, and by this reference incorporated in this Agreement, to the Depositor and the Trustee, as of the Closing Date.

      (b) Upon discovery by any of the parties hereto of a breach of a representation or warranty made by the Seller pursuant to the Mortgage Loan Purchase Agreement or a breach of a representation or warranty made by a Transferor in the applicable Purchase Agreement that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties, the Seller and the relevant Transferor. Within 90 days of the earlier of the Depositor's discovery or the Depositor's receipt of written notice from any party of a breach of any representation or warranty referred to in the preceding sentence that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Depositor shall cause the Seller or the relevant Transferor to cure such breach in all material respects, and if such breach is not so cured, the Depositor shall cause the Seller or the relevant Transferor to (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan.

      If the Depositor fails to take any action in accordance with the preceding paragraph after the Depositor has been notified of a breach of a representation or warranty that any of the Depositor, the Seller or a Transferor has made that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Trustee shall pursue any remedies available to it against the Depositor, the Seller or the relevant Transferor, as applicable. The Depositor shall promptly reimburse the Trustee and the Master Servicer for any expenses reasonably incurred by the Trustee or the Master Servicer in respect of enforcing the remedies for such breach.

      With respect to any Substitute Mortgage Loan or Loans, the Depositor shall cause the Seller or the relevant Transferor to deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Depositor on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Depositor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04 with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor or, at the direction of the Depositor, the Seller, the relevant Transferor, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

      For any month in which the Depositor, the Seller or a Transferor substitutes or causes the substitution of one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate Stated Principal Balances of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Certificate Account by the Depositor, or the Seller or the relevant Transferor at the direction of the Depositor, on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

      In the event that the Seller or a Transferor shall have repurchased a Mortgage Loan, the Depositor shall cause the Purchase Price therefor to be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller or the relevant Transferor, as applicable, became obligated under the Mortgage Loan Purchase Agreement or under the related Purchase Agreement, as applicable, to repurchase or replace (or cause the repurchase or replacement of) such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of the Depositor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Depositor respecting such breach available to Certificateholders or the Trustee on their behalf.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

      Notwithstanding anything to the contrary in this Agreement, with respect to any action which this Agreement provides shall be taken by the Seller or a Transferor and which the Seller or relevant Transferor is obligated to take under the Mortgage Loan Purchase Agreement or the related Purchase Agreement, as applicable, (i) if the relevant Transferor is an affiliate of the

Master Servicer, the Master Servicer shall use its best reasonable efforts to cause such Transferor to take such action and the Depositor shall have no obligation or responsibility whatsoever either to take such action or to use any efforts to cause such Transferor to take such action, (ii) if the relevant Transferor is not an affiliate of the Master Servicer, then upon the request of the Master Servicer the Depositor shall cause the Seller to use its best reasonable efforts to enforce such Transferor's obligation to take such action but shall have no further obligation if such Transferor fails to take such action after the Depositor has caused the Seller to use its best reasonable efforts to cause such Transferor to take such action and (iii) in no event shall the Depositor be obligated to take any action that is an obligation of a Transferor under the related Purchase Agreement. All action taken by the Master Servicer or the Depositor pursuant to the preceding sentence shall be at their own expense.

      If the Depositor, the Seller or the Master Servicer, as applicable, fails to enforce any obligation of a Transferor under the related Purchase Agreement, the Trustee shall pursue any remedies available to it against such Transferor, and the Depositor shall cause the Seller to (in the case of a Transferor that is not an affiliate of the Master Servicer) or the Master Servicer shall (in the case of a Transferor that is an affiliate of the Master Servicer) promptly reimburse the Trustee for any expenses reasonably incurred by the Trustee in respect of taking such action.

      SECTION 2.04. Representations and Warranties of the Depositor as to the Mortgage Loans.

      The Depositor hereby represents and warrants to the Trustee (i) with respect to each Mortgage Loan that immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee pursuant to this Agreement, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims and (ii) that the Seller made the representations and warranties set forth on Schedule III.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

      SECTION 2.05. Delivery of Opinion of Counsel in Connection With Substitutions.

      (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the Depositor delivers, or causes to be delivered, to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      (b) Upon discovery by the Depositor, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Depositor, or the Seller or the relevant Transferor at the direction of the Depositor, to either (i) substitute if the conditions in Section 2.03(b) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to
Section 2.03. The Trustee shall reconvey to the Depositor, or the Seller or the relevant Transferor, at the direction of the Depositor, the Mortgage Loan to be released pursuant to this Section in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

      If the Depositor, the Seller or the relevant Transferor fails to take any action after it has received notice in accordance with the preceding paragraph, the Trustee shall pursue any remedies available to it against the Depositor, the Seller or the relevant Transferor, as applicable. The Depositor shall promptly reimburse the Trustee for any expenses reasonably incurred by the Trustee in respect of enforcing the remedies for such breach.

      SECTION 2.06.     Execution and Delivery of Certificates.

      The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

      SECTION 2.07.     Covenants of the Master Servicer.

      The Master Servicer hereby covenants to the Depositor and the Trustee as follows:

      (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

      (b) no written information, certificate of an officer, statement or report furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

      SECTION 2.08.     Additional Representations of Depositor.

      The Depositor hereby represents and warrants to the Trustee that as of the Closing Date:

      (a) this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

      (b) the Mortgage Notes constitute "promissory notes" within the meaning of the applicable UCC;

      (c) the Depositor owns and has good and marketable title to the Mortgage Loans free and clear of any lien of any Person;

      (d) the Depositor will cause to be filed all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans hereunder;

      (e) other than the conveyance to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans; the Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or any security interest that has been terminated; and the Depositor is not aware of any judgment or tax lien filings against the Depositor;

      (f) none of the Mortgage Notes have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee, except for any (i) endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Notes to the Trustee and (ii) marks or notations pertaining to liens that have been terminated or released; and

      (g) none of the provisions of this Section 2.08 shall be waived without the prior written confirmation from Standard & Poor's that such waiver shall not result in a reduction or withdrawal of the then-current rating of the Certificates.

                                  ARTICLE III
                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

      SECTION 3.01.     Master Servicer to Service Mortgage Loans.

      For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, subject to the terms of this Agreement to (i) execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) collect any Insurance Proceeds and other Liquidation Proceeds (which for the purpose of this Section 3.01 includes any Subsequent Recoveries) and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created under this Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor or the Trustee shall execute such documents and deliver them to the Master Servicer. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

      In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

      SECTION 3.02.     Subservicing; Enforcement of the Obligations of
Subservicers.

      (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated under this Agreement. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

      (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

      (c) Upon the direction of the Master Servicer, the Trustee shall cooperate with any Subservicer in the manner so directed by the Master Servicer; provided, however, that the Trustee shall be under no obligation to take any action or cooperate in any manner with a Subservicer if the Trustee does not have an obligation to take such action or cooperate in such manner with respect to the Master Servicer pursuant to the express terms of this Agreement.

      SECTION 3.03. Rights of the Depositor and the Trustee in Respect of the Master Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

      SECTION 3.04.     Trustee to Act as Master Servicer.

      In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee shall then assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.09 or any acts or omissions of the predecessor Master Servicer under this Agreement),
(ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or Section 2.03, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer under this Agreement). Any such assumption shall be subject to Section 7.02. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee shall succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

      The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

      SECTION 3.05. Collection of Mortgage Loan Payments; Certificate Account; Carryover Reserve Fund; Distribution Account.

      (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Master Servicer shall not extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

      (b) On or prior to the Closing Date, the Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited no later than two Business Days after receipt (or, if the current long-term credit rating of Countrywide Home Loans, Inc. is reduced below "A-" by S&P or "A3" by Moody's, the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt), except as otherwise specifically provided in this Agreement, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

            (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the related Master Servicing Fee and any lender paid mortgage insurance premiums;

            (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of a Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

            (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(f) in connection with any losses on Permitted Investments;

            (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09(c) and in respect of net monthly rental income from REO Property pursuant to Section 3.11;

            (vi) all Substitution Adjustment Amounts;

            (vii) all Advances made by the Master Servicer pursuant to Section 4.01; and

            (viii) any other amounts required to be deposited under this Agreement.

      In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the related Master Servicing Fee.


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      The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision in this Agreement to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

      (c) On or prior to the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the LIBOR Certificates, the Carryover Reserve Fund and shall deposit $1,000 therein upon receipt from or on behalf of the Depositor of such amount. All funds on deposit in the Carryover Reserve Fund shall (i) be held separate and apart from, and shall not be commingled with, any other monies, including other monies held by the Trustee pursuant to this Agreement and (ii) remain uninvested.

      The Trustee shall deposit into the Carryover Reserve Fund (i) all amounts received under the Yield Maintenance Agreements and (ii) on each Distribution Date, amounts otherwise distributable to the Class I-A-X, Class II-A-X and Class B-X Certificates. The Trustee shall make withdrawals from the Carryover Reserve Fund to make distributions pursuant to Section 4.02(a)(5) exclusively (other than as expressly provided for in Section 3.08).

      (d)      [Reserved].

      (e) On or prior to the Closing Date, the Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain in the Distribution Account the following:

            (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.08(a)(ix);

            (ii) any amount deposited by the Master Servicer pursuant to
      Section 3.05(f) in connection with any losses on Permitted Investments;
      and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

      In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision in this Agreement to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.08. In no event shall the Trustee


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incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

      (f) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds in such account as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than, in the case of the (i) Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided in this Agreement. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.05.

      (g) The Master Servicer shall give notice to the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Master Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account or the Carryover Reserve Fund prior to any change thereof.

      SECTION 3.06. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

      (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain in such accounts all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing in this Agreement shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

      (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments and insurance premiums) and 3.09 (with respect to hazard insurance), to refund to


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any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section
9.01. The Escrow Accounts shall not be a part of the Trust Fund.

      (c) The Master Servicer shall advance any payments referred to in
Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      SECTION 3.07. Access to Certain Documentation and Information Regarding the Mortgage Loans.

      The Master Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

      Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder or Certificate Owner which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder or Certificate Owner for actual expenses incurred by the Master Servicer in providing such reports and access.

      SECTION 3.08. Permitted Withdrawals From the Certificate Account, the Distribution Account and the Carryover Reserve Fund.

      (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to the Master Servicer (to the extent not previously retained by the Master Servicer), the servicing compensation to which it is entitled pursuant to Section 3.14 and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

            (ii) to reimburse each of the Master Servicer and the Trustee for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;


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

            (iii) to reimburse each of the Master Servicer and the Trustee for any Nonrecoverable Advance previously made by it;

            (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) that represent late recoveries of the payments for which such advances were made pursuant to
      Section 3.01 or Section 3.06 and (b) for unpaid Master Servicing Fees as provided in Section 3.11;

            (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, Section 2.03 or Section 3.11, all amounts received on such Mortgage Loan after the date of such purchase;

            (vii) to reimburse the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

            (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

            (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

            (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

      The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii),
(iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

      (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders, in the manner specified in this Agreement (and may withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 8.11(g)). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

            (i) to pay to itself the Trustee Fee for the related Distribution Date;


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

            (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

            (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein;

            (iv) to reimburse the Trustee for any unreimbursed Advances made by it pursuant to Section 4.01(b), such right of reimbursement pursuant to this subclause (iv) being limited to amounts (a) received on the related Mortgage Loan(s) in respect of which any such Advance was made and (b) not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(ii);

            (v) to reimburse the Trustee for any Nonrecoverable Advance previously made by the Trustee pursuant to Section 4.01(b), such right of reimbursement pursuant to this subclause (v) being limited to amounts not otherwise reimbursed to the Trustee pursuant to Section
      3.08(a)(iii); and

            (vi) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

      (c) The Trustee shall withdraw funds from the Carryover Reserve Fund for distribution to the LIBOR Certificates in the manner specified in Section 4.02(a)(5) (and may withhold from the amounts so withdrawn the amount of any taxes that it is authorized to retain pursuant to Section 8.11(g)). In addition, the Trustee may from time to time make withdrawals from the Carryover Reserve Fund for the following purposes:

            (i) to withdraw any amount deposited in the Carryover Reserve Fund and not required to be deposited therein; and

            (ii) to clear and terminate the Carryover Reserve Fund upon the retirement of the LIBOR Certificates pursuant to Section 9.01 and the termination of the Yield Maintenance Agreements.

      (d)      [Reserved].

      SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

      (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of the (i) maximum insurable value of the improvements securing such Mortgage Loan or (ii) greater of (a) the outstanding principal balance of the Mortgage Loan, including any Deferred Interest (if applicable), and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor or the mortgagee from becoming a co insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing


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procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of liquidation proceeds or Subsequent Recoveries to the extent permitted by Section 3.08. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of the (i) outstanding principal balance of the related Mortgage Loan, (ii) replacement value of the improvements which are part of such Mortgaged Property and (iii) maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

      (b) The Master Servicer shall not take any action which would result in non coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non renewed policy is maintained with a Qualified Insurer.

      Except with respect to any Lender PMI Mortgage Loans, the Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan to Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. With respect to the Lender PMI Mortgage Loans, the Master Servicer shall maintain the Primary Insurance Policy for the life of such Mortgage Loans, unless otherwise provided for in the related Mortgage Note or prohibited by law.

      The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds and Subsequent Recoveries.

      (c) In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.


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

      SECTION 3.10.     Enforcement of Due-on-Sale Clauses; Assumption
Agreements.

      (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due on sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due on sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

      (b) Subject to the Master Servicer's duty to enforce any due on sale clause to the extent set forth in Section 3.10(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The


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Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

      SECTION 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

      (a) The Master Servicer shall exercise its discretion, consistent with customary servicing procedures and the terms of this Agreement, with respect to the enforcement and servicing of defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest with respect thereto, including the sale of such Mortgage Loan to a third party, the modification of such Mortgage Loan, or foreclosure upon the related Mortgaged Property and disposition thereof. In connection with any foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine that such (i) restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) expenses will be recoverable to it through Liquidation Proceeds and Subsequent Recoveries (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement of such costs and expenses from the liquidation proceeds and Subsequent Recoveries with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

      With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the

Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Section 1445 and Section 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by
Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

      In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Trust Fund. In that event, the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to a three year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in Section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, and that the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445 2(d)(3) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

      The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

      The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Master Servicing Fees; second, to reimburse the Master Servicer or the Trustee for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer or the Trustee pursuant to
Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.14.

      The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 151 days or more delinquent at a price equal to the Purchase Price; provided, however, that the Master Servicer may only exercise this right on or before the next to the last day of the calendar month in which such Mortgage Loan became 151 days delinquent (such month, the "Eligible Repurchase Month"); provided further, that any such Mortgage Loan which becomes current but thereafter becomes delinquent may be purchased by the Master Servicer pursuant to this Section in any ensuing Eligible Repurchase Month. The Purchase Price for any Mortgage Loan purchased under this Section 3.11 shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

      (b) The Master Servicer may agree to a modification of any Mortgage Loan (the "Modified Mortgage Loan") if the (i) modification is in lieu of a refinancing, (ii) Mortgage Rate


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on the Modified Mortgage Loan is approximately a prevailing market rate for newly originated mortgage loans having similar terms and (iii) Master Servicer purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of modification and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan. For federal income tax purposes, the Trustee shall account for such purchase as a prepayment in full of the Modified Mortgage Loan.

      The Master Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.05 within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Modified Mortgage Loan previously transferred and assigned pursuant to this Agreement. The Master Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (b), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Master Servicer (but such obligation shall not prevent the Master Servicer or any other appropriate Person from in good faith contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund or the Master Servicer.

      SECTION 3.12.     Trustee to Cooperate; Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation on the Mortgage Note. The Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for


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the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage
Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

      If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      SECTION 3.13. Documents, Records and Funds in Possession of Master Servicer to Be Held for the Trustee.

      Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds and any Subsequent Recoveries, including any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Carryover Reserve Fund, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.


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

      SECTION 3.14.     Servicing Compensation.

      As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Master Servicing Fee; provided, that the aggregate Master Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls on all of the Mortgage Loans, if any, with respect to such Distribution Date, but not to exceed the Compensating Interest for such Distribution Date and (ii) with respect to the initial Distribution Date, an amount equal to the amount to be deposited into the Distribution Account pursuant to Section 2.01(a) and not so deposited.

      Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section
3.05. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      SECTION 3.15.     Access to Certain Documentation.

      The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Certificateholders or Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

      SECTION 3.16.     Annual Statement as to Compliance.

      The Master Servicer shall deliver to the Depositor and the Trustee on or before 80 days after the end of the Master Servicer's fiscal year, commencing with its 2005 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.


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      SECTION 3.17.     Annual Independent Public Accountants' Servicing
Statement; Financial Statements.

      On or before 80 days after the end of the Master Servicer's fiscal year, commencing with its 2005 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Depositor or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.

      SECTION 3.18.     Errors and Omissions Insurance; Fidelity Bonds.

      The Master Servicer shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force a (i) policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) fidelity bond in respect of its officers, employees and agents. Each such policy and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      SECTION 3.19.     Notification of Adjustments.

      On each Adjustment Date, the Master Servicer shall make interest rate or monthly payment adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and applicable regulations. The Master Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and applicable regulations regarding interest rate or monthly payment adjustments. The Master Servicer also shall provide timely notification to the Trustee of all applicable data and information regarding such interest


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rate or monthly payment adjustments and the Master Servicer's methods of implementing such interest rate or monthly payment adjustments. Upon the discovery by the Master Servicer or the Trustee that the Master Servicer has failed to adjust or has incorrectly adjusted a Mortgage Rate or a monthly payment pursuant to the terms of the related Mortgage Note and Mortgage, the Master Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any interest or principal loss caused thereby without reimbursement therefor; provided, however, the Master Servicer shall be held harmless with respect to any interest rate or monthly payment adjustments made by any servicer prior to the Master Servicer.


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                                  ARTICLE IV
                               DISTRIBUTIONS AND
                        ADVANCES BY THE MASTER SERVICER

      SECTION 4.01.     Advances.

      (a) The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

      (b) If the Master Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), the Master Servicer shall use its best efforts to give written notice thereof to the Trustee (each such notice, a "Trustee Advance Notice"; and such notice may be given by telecopy), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Master Servicer Advance Date, specifying the amount that will not be deposited by the Master Servicer (each such amount, an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:30 P.M., New York time on a Master Servicer Advance Date, the Trustee shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Master Servicer that the Master Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency. All Advances made by the Trustee pursuant to this Section 4.01(b) shall accrue interest on behalf of the Trustee at the Trustee Advance Rate from and including the date such Advances are made to but excluding the date of repayment, with such interest being an obligation of the Master Servicer and not the Trust Fund. The Master Servicer shall reimburse the Trustee for the amount of any Advance made by the Trustee pursuant to this Section 4.01(b) together with accrued interest, not later than the fifth day following the related Master Servicer Advance Date. In the event that the Master Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall immediately
(i) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (ii) subject to the limitations set forth in Section 3.04, assume all of the rights and obligations of the Master Servicer hereunder.


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

      (c) The Master Servicer shall, not later than the close of business on the second Business Day immediately preceding each Distribution Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates the (i) Mortgage Loans with respect to which the Master Servicer has determined that the related Scheduled Payments should be advanced and (ii) amount of the related Scheduled Payments. The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

      SECTION 4.02.     Priorities of Distribution.

      (a) (1) With respect to the Available Funds for Loan Group I, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group I Senior Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

            (i) concurrently, to each interest-bearing Class of Group I Senior Certificates and the Class B-X Certificates (based on the related Class B-X Portion), an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that the amount of interest otherwise distributable in respect of the Class I-A-X and Class B-X Certificates shall be deposited into the Carryover Reserve Fund and shall be distributed in accordance with Section 4.02(a)(5); and

            (ii) to each Class of Group I Senior Certificates, as follows:

                  (x) the related Principal Amount, up to the amount of the
            Senior Principal Distribution Amount for Loan Group I for such Distribution Date, will be distributed sequentially, as follows:

                  (1) first, to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

                  (2) second, to the Class I-A Certificates, until its Class Certificate Balance is reduced to zero.

      (2) With respect to the Available Funds for Loan Group II, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group II Senior Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

            (i) concurrently, to each interest-bearing Class of Group II Senior Certificates and the Class B-X Certificates (based on the related Class B-X Portion), an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such Classes in proportion to


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

      the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that the amount of interest otherwise distributable in respect of the Class II-A-X and Class B-X Certificates shall be deposited into the Carryover Reserve Fund and shall be distributed in accordance with
      Section 4.02(a)(5); and

            (ii) to each Class of Group II Senior Certificates, as follows:

                  (x) the related Principal Amount, up to the amount of the
            Senior Principal Distribution Amount for Loan Group II for such Distribution Date, will be distributed sequentially, as follows:

                  (1) first, concurrently, to the Class II-A-1 and Class II-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (2) second, concurrently, to the Class II-PO and Class B-PO Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

      (3) On each Distribution Date, Available Funds from all Loan Groups remaining after making the distributions described in Section 4.02(a)(1) through Section 4.02(a)(2), shall be distributed to the Senior Certificates to the extent provided in Section 4.05.

      (4) On each Distribution Date, Available Funds remaining after making the distributions described in Section 4.02(a)(1) through Section 4.02(a)(3) above, shall be distributed to the Subordinated Certificates and the Class A-R Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

            (i) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (ii) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (iii) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (iv) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (v) to the Class B-3 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;


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

            (vi) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (vii) to the Class B-4 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (viii) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (ix) to the Class B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (x) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (xi) to the Class B-6 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (xii) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (xiii) to the Class B-7 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (xiv) to the Class B-7 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero; and

            (xv) to the Class A-R Certificates, any remaining funds.

      (5) On each Distribution Date, any amounts on deposit in the Carryover Reserve Fund shall be distributed as follows:

             (i) The Yield Maintenance Payment in respect of the Class II-A-1 Certificates shall be distributed, sequentially, first, to the Class II-A-1 Certificates, up to the amount of any Carryover Shortfall Amount with respect to the Class II-A-1 Certificates for such Distribution Date and second, any remaining amount to the Class II-A-X Certificates.

             (ii) The Yield Maintenance Payment in respect of the Class II-A-2 Certificates shall be distributed, sequentially, first, to the Class II-A-2 Certificates, up to the amount of any Carryover Shortfall Amount with respect to the Class II-A-2 Certificates for such Distribution Date and second, any remaining amount to the Class II-A-X Certificates.


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

            (iii) All amounts deposited in the Carryover Reserve Fund pursuant to Section 4.02(a)(1)(i), 4.02(a)(2)(i) and Section 4.02(a)(4)(i) shall be distributed in the following order of priority:

                  (A) first, concurrently, to the Class II-A-1, Class II-A-2 Certificates and the Subordinated Certificates, pro rata based on each such Class' entitlement to receive Carryover Shortfall Amounts on such Distribution Date and remaining after the application of clauses (i) and
      (ii) above, in an amount up to such Class' respective Carryover Shortfall Amount remaining unpaid on such Distribution Date, and

                  (B) second, concurrently, any remaining amounts to the Class I-A-X, Class II-A-X and Class B-X Certificates, pro rata, based upon their respective Class Optimal Interest Distribution Amounts for such Distribution Date (prior to reduction for any Net Deferred Interest and Net Interest Shortfalls and prior to the deposit of such amounts in the Carryover Shortfall Reserve Fund).

      (b)      [Reserved.]

      (c) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Certificates or Components thereof for such Distribution Date shall be reduced for each Class or Component of Senior Certificates of a Senior Certificate Group and each Class of Subordinated Certificates by (i) the related Class's pro rata share of Net Prepayment Interest Shortfalls for such Loan Group based, with respect to a Class of (x) Senior Certificates or Component thereof, on the related Class Optimal Interest Distribution Amount for such Distribution Date and (y) Subordinated Certificates on and prior to the first Senior Termination Date, on the Assumed Interest Amount or after such Senior Termination Date, the related Class Optimal Interest Distribution Amount for such Distribution Date, without taking into account such Net Prepayment Interest Shortfalls, and (ii) the related Class' Allocable Share of (a) with respect to each Mortgage Loan in the related Loan Group (or after the Senior Credit Support Depletion Date, any Mortgage Loan) that became subject to a Debt Service Reduction during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction and (b) each Relief Act Reduction for the Mortgage Loans in the related Loan Group (or after the Senior Credit Support Depletion Date, any Mortgage Loan) incurred during the calendar month preceding the month of such Distribution Date.

      (d) Notwithstanding the priority and allocation contained in Section 4.02(a)(4), if with respect to any Class of Subordinated Certificates on any Distribution Date (other than the Class of Subordinated Certificates then outstanding with the highest priority of distribution) the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinated Certificates which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of (i) Net Prepayments with respect to the Mortgage Loans in Loan Group II or
(ii) Principal Prepayments with respect to the Mortgage Loans in Loan Group I will be made to any such Classes of Subordinated Certificates (the "Restricted Classes") and the amount of such (i) Net Prepayments with respect to the Mortgage Loans in Loan Group II or (ii) Principal Prepayments with respect to the Mortgage Loans in Loan Group I


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

otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 4.02(a)(4).

      (e) If Subsequent Recoveries have been received with respect to a Liquidated Mortgage Loan in a Loan Group, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Certificate Balance or Component Principal Balance of each related Class of Certificates or Component to which the related Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Certificates or Component pursuant to Section 4.04. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance or Component Balance of each Certificate of such Class or Component thereof.

      SECTION 4.03.     Allocation of Net Deferred Interest.

      For any Distribution Date, Net Deferred Interest on the Mortgage Loans in Loan Group II will be allocated to each Class of the Class II-A-1, Class II-A-2, Class II-A-X, Class B-X and Subordinated Certificates in an amount equal to the excess, if any, of (i) the amount of interest that accrued on such Class of Certificates at its respective Pass-Through Rate during the Interest Accrual Period related to that Distribution Date over (ii) the amount of interest that accrued on such Class of Certificates at the related Adjusted Cap Rate during the Interest Accrual Period related to that Distribution Date.

      SECTION 4.04.     Allocation of Realized Losses.

      (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses with respect to each Loan Group with respect to the related Distribution Date. For purposes of allocating losses to the Subordinated Certificates, the Class B-1 Certificates will be deemed to have a lower numerical Class designation, and to be of a higher relative payment priority, than each other Class of Subordinated Certificates.

      Realized Losses with respect to any Distribution Date shall be allocated as follows: any Realized Losses on the Mortgage Loans in a Loan Group shall be allocated first to the Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second, to the Senior Certificates of the related Senior Certificate Group (other than the Class X Certificates), if applicable, pro rata, on the basis of their respective Class Certificate Balances, in each case immediately prior to the related Distribution Date, until the respective Class Certificate Balance of each such Class is reduced to zero; provided, however, that any Realized Loss that would otherwise be allocated to the Class II-A-1 Certificates shall instead be allocated to the Class II-A-2 Certificates until the Class Certificate Balance of the Class II-A-2 Certificates has been reduced to zero.


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

      (b) The Class Certificate Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses on such Distribution Date), exceeds the Pool Stated Principal Balance as of the Due Date in the month of such Distribution Date.

      (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.04(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

      (d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to Section 4.04(b) above shall be accomplished by reducing the Certificate Balance, Component Balance or Subordinated Portion thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance", "Component Balance" or "Subordinated Portion", as the case may be.

      SECTION 4.05.     Cross-Collateralization; Adjustments to Available
Funds.

      If on any Distribution Date the Class Certificate Balance of any Senior Certificates in a Senior Certificate Group immediately prior to each Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group(s) (the "Undercollateralized Group"), then the Trustee shall apply the Available Funds of the other Loan Group(s) that are not undercollateralized (the "Overcollateralized Group"), as follows:

      (1) to add to the Available Funds of each Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Transfer Payment Received of each Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate applicable to the Undercollateralized Group(s) and (b) Available Funds of the Overcollateralized Group(s) remaining after making distributions to the Certificates of such Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.02; and

      (2) to the related Senior Certificates of each Undercollateralized Group, to the extent of the principal portion of Available Funds of the Overcollateralized Group(s) remaining after making distributions to the Senior Certificates of such Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.02, until the Class Certificate Balance of the Senior Certificates of each such Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group.

      The payment received by the Undercollateralized Group is referred to as a "Transfer Payment Received". The payment made by the Overcollateralized Group is referred to as a "Transfer Payment Made".


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

      SECTION 4.06.     Monthly Statements to Certificateholders.

      (a) Concurrently with each distribution on a Distribution Date, the Trustee will forward by mail to each Rating Agency and make available to Certificateholders on the Trustee's website
(http://www.bnyinvestorreporting.com) a statement generally setting forth the following information:

            (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and Subsequent Recoveries included therein;

            (ii) the amount thereof allocable to interest, any Class Unpaid Interest Amounts included in such distribution and any remaining Class Unpaid Interest Amounts after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance, Component Principal Balance or Component Notional Amount of each Class of Certificates and any Component thereof after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) each Senior Percentage and Subordinated Percentage for the following Distribution Date;

            (vii) the amount of the Master Servicing Fees paid to or retained by the Master Servicer with respect to such Distribution Date;

            (viii) the Pass Through Rate for each Class of Certificates and any Component thereof, with respect to such Distribution Date;

            (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans in each Loan Group and in the aggregate (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and
      (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of


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

      such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties in each Loan Group and in the aggregate (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) each Senior Prepayment Percentage and Subordinated Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses in each Loan Group and in the aggregate incurred during the preceding calendar month and the aggregate amount of Subsequent Recoveries, if any, reducing the Realized Losses from the preceding calendar months;

            (xv) with respect to the second Distribution Date, the number and aggregate balance of any Delay Delivery Mortgage Loans not delivered within 30 days after the Closing Date;

            (xvi) the amount of Net Deferred Interest added to the Class Certificate Balance or Component Principal Balance of any Class of Certificates or any Component thereof, as applicable; and

            (xvii) the Yield Maintenance Payments for the Class II-A-1 and Class II-A-2 Certificates for such Distribution Date.

      (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

      (c) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule IV.

      (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section
4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

      SECTION 4.07. Determination of Pass-Through Rates for LIBOR
Certificates.

      (a) On each Interest Determination Date so long as any LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in United States dollars as found on


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

Telerate page 3750 as of 11:00 A.M. London time on each LIBOR Determination Date. "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (formerly the Dow Jones Markets) (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (a) of this Section 4.07, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 A.M. (London time) on such Interest Determination Date, or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBOR Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

            (i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

            (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (a) LIBOR as determined on the previous Interest Determination Date or (b) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be either (x) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee (the "New York City banks") are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (y) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate that New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

            (iii) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b)(ii) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date.

Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London, England. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer


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

should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks that is caused by circumstances beyond its reasonable control.

      (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in the footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

      In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

      The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each holder of a Certificate and the Trustee.



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                                   ARTICLE V
                               THE CERTIFICATES

      SECTION 5.01.     The Certificates.

      The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

      Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by (i) wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder
(i) has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) shall hold (1) a Notional Amount Certificate, (2) 100% of the Class Certificate Balance of any Class of Certificates or (3) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (ii) check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor or any affiliate of the Depositor.

      The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

      SECTION 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided in this Agreement. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated


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

transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

      No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

      (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J-2 (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or
(ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, or in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that (a) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a Person acting on behalf of any such plan or arrangement, or using the assets of any such plan or arrangement to effect such transfer or (b) in the case of a Certificate that is an ERISA-Restricted Certificate that has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company that is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or
(ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other Person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability (such Opinion of Counsel, a "Benefit Plan Opinion"). For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter or Benefit Plan Opinion referred to in the preceding sentence is not so furnished, one of the representations in clause (i), as appropriate, shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything to the contrary in this Agreement, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or arrangement subject to ERISA or to Section 4975 of the Code without the delivery to the Trustee of a Benefit Plan Opinion satisfactory to the Trustee as described above shall be void and of no effect.

      To the extent permitted under applicable law (including ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached to this Agreement as Exhibit I.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (a) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (b) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (c) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
      Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of

Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary to (i) ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (ii) provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

      (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

      (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      If (i) the (a) Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (b) Trustee or the Depositor is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event


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and of the availability of definitive, fully-registered Certificates (the
"Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references in this Agreement to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

      SECTION 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      SECTION 5.04.     Persons Deemed Owners.

      The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

      SECTION 5.05.     Access to List of Certificateholders' Names and
Addresses.

      If three or more Certificateholders or Certificate Owners (i) request such information in writing from the Trustee, (ii) state that such Certificateholders or Certificate Owners desire to communicate with other Certificateholders or Certificate Owners with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders or Certificate Owners propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee


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shall, within ten Business Days after the receipt of such request, (a) provide the Depositor, the Master Servicer or such Certificateholders or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any, and (b) assist the Depositor, the Master Servicer or such Certificateholders or Certificate Owners at such recipients' expense with obtaining from the Depository a list of the related Depository Participants acting on behalf of Certificate Owners of Book Entry Certificates. The Depositor and every Certificateholder and Certificate Owner, by receiving and holding a Certificate or beneficial interest therein, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders or Depository Participants hereunder, regardless of the source from which such information was derived.

      SECTION 5.06.     Maintenance of Office or Agency.

      The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


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                                  ARTICLE VI
                     THE DEPOSITOR AND THE MASTER SERVICER

         SECTION 6.01. Respective Liabilities of the Depositor and the
                               Master Servicer.

      The Depositor and the Master Servicer shall each be liable in accordance with this Agreement only to the extent of the obligations specifically and respectively imposed upon and undertaken by them in this Agreement.

      SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

      The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything in this Agreement to the contrary; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of, FNMA or FHLMC.

      SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

      None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund, the Trustee, the Certificateholders or any other Person for taking any action or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any (i) breach of representations or warranties made by it in this Agreement or (ii) liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Depositor, the Master Servicer and any director, officer, employee or


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agent of the Depositor or the Master Servicer shall be indemnified by the
Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

      SECTION 6.04.     Limitation on Resignation of Master Servicer.

      The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon (i) appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrade or withdrawal of the rating of any of the Certificates or (ii) determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (ii) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations under this Agreement.


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                                  ARTICLE VII
                                    DEFAULT

      SECTION 7.01.     Events of Default.

      The term "Event of Default", wherever used in this Agreement, means any one of the following events:

            (i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates;

            (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders, that failure continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; provided, however, that the 60 day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to substitute or repurchase in lieu of delivery;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

            (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi) the Master Servicer shall fail to reimburse in full the Trustee within five days of the Master Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b) together with accrued and unpaid interest.


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      If an Event of Default described in clauses (i) through (vi) of this
Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 51% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance which the Master Servicer failed to make subject to Section 4.01 whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

      Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities under this Agreement.

      SECTION 7.02.     Trustee to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely


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

affect the then-current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is an FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Master Servicing Fee permitted to be paid to the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

      Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer maintain in force the insurance policies that the Master Servicer is required to maintain pursuant to Section 3.09.

      In connection with the termination or resignation of the Master Servicer hereunder, either the (i) successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS or (ii) predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to, either (a) execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer or (b) designate on the MERS(R) System the successor Master Servicer as the servicer of such Mortgage Loan. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.


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      SECTION 7.03.     Notification to Certificateholders.

      (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

      (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


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                                 ARTICLE VIII
                            CONCERNING THE TRUSTEE

      SECTION 8.01.     Duties of Trustee.

      The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such Person's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

            (iv) without limiting the provisions of this Section 8.01 or
      Section 8.02, the Trustee shall be entitled to rely conclusively on the information delivered to it by the Master Servicer in a Trustee Advance Notice in determining whether it is required to


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      make an Advance under Section 4.01(b), shall have no responsibility to ascertain or confirm any information contained in any Trustee Advance Notice, and shall have no obligation to make any Advance under Section 4.01(b) in the absence of a Trustee Advance Notice or actual knowledge of a Responsible Officer of the Trustee that (a) an Advance was not made by the Master Servicer and (b) such Advance is not a Nonrecoverable Advance.

      SECTION 8.02.     Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 8.01:

            (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

            (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

            (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

            (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

            (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement in its commercial capacity (other than as issuer of the investment security);


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            (viii) the Trustee shall not have any obligation to make any payments to any party to the Yield Maintenance Agreements, neither as Trustee nor in its individual capacity (it being understood that the foregoing shall in no way limit or relate to the requirements of this Agreement that Trustee pay the related Certificateholders all amounts due them under the related Yield Maintenance Agreement);

            (ix) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

            (x) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

      SECTION 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained in this Agreement and in the Certificates shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS(R) System other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

      SECTION 8.04.     Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

      SECTION 8.05.     Trustee's Fees and Expenses.

      The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates or (iii) in connection with the performance of any of the Trustee's duties hereunder (including performing its duties under the Yield Maintenance Agreements) other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders. Such indemnity shall survive the termination of this Agreement or the


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resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (i) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (ii) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (iii) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

      The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred in connection with any claim or legal action resulting from (i) any error in any tax or information return prepared by the Master Servicer or (ii) willful misfeasance, bad faith or negligence by the Master Servicer in connection with the performance of its duties hereunder; provided, however, that the Master Servicer shall have no obligation to indemnify or hold harmless the Trustee or any director, officer, employee or agent of the Trustee against any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders.

      SECTION 8.06.     Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce or withdraw their respective then-current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.


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      SECTION 8.07.     Resignation and Removal of Trustee.

      The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section
8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

      The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

      SECTION 8.08.     Successor Trustee.

      Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee in this Agreement. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.


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      No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then-current rating of the Certificates.

      Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      SECTION 8.09.     Merger or Consolidation of Trustee.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything in this Agreement to the contrary notwithstanding.

      SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co trustee or co trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co trustee or separate trustee under this Section shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co trustee or separate trustee shall be required under Section 8.08.

      Every separate trustee and co trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) to the extent necessary to effectuate the purposes of this
      Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the


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      Trustee and such separate trustee or co trustee jointly (it being understood that such separate trustee or co trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co trustee, but solely at the direction of the Trustee;

            (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

            (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co trustee; and

            (iv) the Depositor, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

      Any separate trustee or co trustee may, at any time, constitute the Trustee its agent or attorney in fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      SECTION 8.11.     Tax Matters.

      (a) For federal income tax purposes, the taxable year of each REMIC formed hereunder shall be a calendar year and the Trustee shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date.


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

      (b) The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, federal tax information returns or elections required to be made hereunder with respect to each REMIC formed hereunder, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury Regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including reports relating to mortgaged property that is abandoned or foreclosed, receipt of mortgage interests in kind in a trade or business, a cancellation of indebtedness, interest, original issue discount and market discount or premium (using a constant prepayment assumption of 20% CPR). The Trustee will apply for an Employee Identification Number from the Internal Revenue Service under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Trustee shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, which shall provide the name and address of the Person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC formed hereunder. The Trustee shall make elections to treat each REMIC formed hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2005 and each calendar year thereafter) in such manner as the Code or applicable Treasury Regulations may prescribe, and as described by the Trustee. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest percentage interest in the Class A-R Certificates is hereby designated as the "Tax Matters Person" (within the meaning of Treasury Regulation ss. 1.860F-4(d)) for each REMIC formed hereunder. The Trustee is hereby designated and appointed as the agent of such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Trustee as agent and attorney in fact for the purpose of acting as Tax Matters Person for each REMIC formed hereunder during such time as the Trustee does not own any such Residual Certificate. In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Trustee from acting as agent for the Tax Matters Person, the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the largest percentage interest in a Residual Certificate to sign such returns or act as Tax Matters Person. Each Holder of a Residual Certificate shall be bound by this Section.

      (c) The Trustee shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.02(c), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.02(c) (or which is deemed by statute to be an entity with a disqualified member).

      (d) The Trustee shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under applicable state law with respect to each REMIC formed hereunder or the Trust Fund.


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

      (e) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event that the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

      (f) In order to enable the Trustee to perform its duties as set forth in this Agreement, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth in this Agreement. The Depositor hereby agrees to indemnify the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors, omissions or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

      (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contribution to any REMIC hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed upon any REMIC pursuant to Section 23153 and
Section 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for in this Agreement, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement, (iii) the Depositor, if any such tax arises out of or results from the Depositor's obligation to repurchase a Mortgage Loan pursuant to
Section 2.02 or Section 2.03, including any obligation of the Seller or a Transferor to repurchase a Mortgage Loan, or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or the Depositor fails to honor its obligations under the preceding clauses (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

      (h) The Trustee shall treat the Carryover Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the holders of the Class X Certificates, and that is not an asset of any REMIC created hereunder. The Trustee shall treat the rights of the holders of the Class X Certificates to receive payments as provided in the third to last paragraph of the Preliminary Statement as rights in an interest rate cap contract written by the Holders of the Class X. Thus, the Class X Certificates shall be treated as representing ownership of not only a Master REMIC regular interest, but also ownership of an interest in an interest rate cap contract, and each of the Class X Certificates will be treated as having assumed


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

the obligation to make payments under an interest rate cap agreement. For purposes of determining the issue price of the Master REMIC regular interests, the Trustee shall assume that the cap contract obligations assumed by each of the Class X Certificates each have a value of $1,000.

      SECTION 8.12.     Yield Maintenance Agreements.

            The Depositor hereby authorizes and directs the Trustee to (i) enter into and perform the obligations of the Trustee, not in its individual capacity but solely as Trustee of the BellaVista Mortgage Trust 2005-2, under the Yield Maintenance Agreements and (ii) exercise and enforce the rights of the Trustee as specified therein.

                                  ARTICLE IX
                                  TERMINATION

         SECTION 9.01. Termination Upon Liquidation or Purchase of all
                               Mortgage Loans.

             Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of the (i) purchase by the Depositor of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (a) 100% of the Stated Principal Balance of each Mortgage Loan plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate, (b) the lesser of the (1) appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (2) Stated Principal Balance of each Mortgage Loan related to any REO Property and (c) any remaining unpaid costs and damages incurred by the Trust Fund that arises out of a violation of any predatory or abusive lending law that also constitutes an actual breach of a representation or warranty of clause (7) on Schedule III, in all cases plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (ii) later of the (a) maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (b) distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of the (x) expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement and (y) Latest Possible Maturity Date.

      The Depositor shall have the right to purchase all Mortgage Loans and REO Properties pursuant to clause (i) in the preceding paragraph of this
Section 9.01 only on or after the date on which the Pool Stated Principal Balance, at the time of any such repurchase, is less than or equal to 10% of the Cut-off Date Pool Principal Balance.

      SECTION 9.02.     Final Distribution on the Certificates.

      If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Depositor elects to terminate any portion of


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

the Trust Fund by optional repurchase pursuant to Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Depositor shall notify the Master Servicer and the Trustee of the date the Depositor intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

      Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (i) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated,
(ii) the amount of such final distribution, (iii) the location of the office or agency at which such presentation and surrender must be made, and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

      In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on or before the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause
(i) above. Notwithstanding the reduction of the Class Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee hereunder in accordance with Article IX.

      In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust


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Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject to this Agreement.

      SECTION 9.03.     Additional Termination Requirements.

      (a) In the event the Depositor exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not
(i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in Section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (1) within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the Tax Matters Person, shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

                  (2) within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash in accordance with Section 9.01.

      (b) The Trustee as agent for any REMIC created under this Agreement agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

      (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.


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

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

      SECTION 10.01.    Amendment.

      This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders to (i) cure any ambiguity or mistake, (ii) correct any defective provision in this Agreement or to supplement any provision in this Agreement which may be inconsistent with any other provision in this Agreement, (iii) conform this Agreement to the Prospectus Supplement and Prospectus provided to investors in connection with the initial offering of the Certificates, (iv) add to the duties of the Depositor or the Master Servicer, (v) modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Securities and Exchange Commission from time to time, (vi) add any other provisions with respect to matters or questions arising hereunder or (vii) modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (vi) or (vii) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust
Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the trust created by this Agreement may be made without the consent of a Majority in Interest of each Class of Certificates affected by such amendment. Each party to this Agreement hereby agrees that it will cooperate with each other party in amending this Agreement pursuant to clause (v) above. The Trustee, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (a) maintain such qualification, (b) avoid or minimize the risk of the imposition of such a tax or (c) comply with any such requirements of the Code.

      This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be


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

distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66 2/3%, or
(iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (a) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (b) the conclusion set forth in the immediately preceding clause (a) is not required to be reached pursuant to this Section 10.01.

      SECTION 10.02.    Recordation of Agreement; Counterparts.

      This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as in this Agreement provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      SECTION 10.03.    Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 10.04.    Intention of Parties.

      It is the express intent of the parties hereto that the conveyance of the (i) Conveyed Assets by the Depositor to the Trustee and (ii) Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyances be deemed to be the grant of a security interest in such property. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall constitute a security agreement and (ii) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee to secure all of the Depositor's obligations hereunder, a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to the Trust Fund and the Conveyed Assets.

      The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Assets and the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any UCC financing statements or continuation statements in connection with such security interest.

      SECTION 10.05.    Notices.

      (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            (i) any material change or amendment to this Agreement;

            (ii) the occurrence of any Event of Default that has not been cured;

            (iii) the resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

            (iv) the repurchase or substitution of Mortgage Loans pursuant to
      Section 2.03;

            (v) the final payment to Certificateholders; and

            (vi) any rating action involving the long-term credit rating of the Master Servicer, which notice shall be made by first class mail within two Business Days after the Trustee gains actual knowledge of such a rating action.

      In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

            (i) each report to Certificateholders described in Section 4.06;

            (ii) each annual statement as to compliance described in Section
      3.16;

            (iii) each annual independent public accountants' servicing report described in Section 3.17; and

            (iv) any notice of a purchase of a Mortgage Loan pursuant to
      Section 2.02, Section 2.03 or Section 3.11.

      (b) All directions, demands and notices under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to, in the case of the (a) Depositor, BellaVista Funding Corporation, 1299 Ocean Avenue, Suite 240, Santa Monica, CA 90401, Attention: Claus Lund, (b) Master Servicer, Countrywide Home Loans Servicing LP, 400 Countrywide Way, Simi Valley, California 93065 facsimile number (805) 520-5623, Attention: Mark Wong, or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) Trustee, The Bank of New York, 101 Barclay Street, 8W, New York, New York 10286, facsimile number: (212) 815-3986, Attention:
Mortgage-Backed Securities Group, BellaVista Mortgage Trust 2005-2, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer and (d) Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

      SECTION 10.06.    Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders of the Certificates.

      SECTION 10.07.    Assignment.

      Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

      SECTION 10.08.    Limitation on Rights of Certificateholders.

      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created by this Agreement, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

      No Certificateholder shall have any right to vote (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything set forth in this Agreement or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision of this Agreement.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided in this Agreement, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 10.09.    Inspection and Audit Rights.

      The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

      SECTION 10.10.    Certificates Nonassessable and Fully Paid.

      It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

      SECTION 10.11.    Protection of Assets.

      (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

            (i) borrow money or issue debt;

            (ii) merge with another entity, reorganize, liquidate or sell assets; or

            (iii) engage in any business or activities.

      (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

      (c) The Trustee, by entering into this Agreement, and each Certificate Owner, by its acceptance of a Certificate (or interest therein) issued hereunder, hereby covenants and agrees that they shall not, prior to the date that is one year and one day after the termination of this Agreement, institute a bankruptcy, reorganization or other proceeding against the Depositor or against any stockholder of the Depositor under any federal or state bankruptcy law or similar law. The Trustee and each Certificate Owner, by its acceptance of a Certificate (or interest therein) issued hereunder, hereby further covenant and agree that they shall not cooperate with or encourage others to file a bankruptcy petition against the Depositor during the same period. Nothing in this paragraph shall preclude, or be deemed to estop, such Certificate Owner from (i) taking or omitting to take any action prior to such date in any (a) any case or proceeding voluntarily filed or commenced by or on behalf of the Depositor under or pursuant to any such law or (b) any involuntary case or proceeding pertaining to the Depositor that is filed or commenced by or on behalf of a person other than such Certificate Owner and is not joined in by such Certificate Owner (or any Person to which such Holder shall have assigned, transferred or otherwise conveyed any part of the obligations of the Depositor hereunder) under or pursuant to any such law, or (ii) commencing or prosecuting any legal action that is not an involuntary case or proceeding under or pursuant to any such law against the Depositor or any of its properties.

      (d) Any amounts due hereunder with respect to the Certificates shall be paid solely from the Trust Fund. In the event the Trust Fund has been exhausted and the Certificates have not been paid in full, then any and all amounts remaining due on the Certificates shall be extinguished and the Certificates cancelled. To the extent that under any applicable law the holder of a Certificate is deemed to have an interest in assets of the Depositor ("Depositor Assets"), such holder is deemed to have agreed that its interest in such Depositor Assets is fully subordinate to any claims against such Depositor Assets of the transferees, pledgees or grantees to which such Depositor Assets are transferred, pledged or granted and is further deemed to have agreed that this Agreement shall constitute a subordination agreement for purpose of Section 510(a) of the Bankruptcy Code.

                                 * * * * * *

      IN WITNESS WHEREOF, the Depositor, the Trustee and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BELLAVISTA FUNDING CORPORATION,
                                      as Depositor



                                      By:
                                          ----------------------------
                                       Name:  Claus Lund
                                       Title: President

                                    THE BANK OF NEW YORK,
                                      as Trustee



                                      By:
                                          ----------------------------
                                       Name:  Ann Marie Cassano
                                       Title: Assistant Treasurer

                                    COUNTRYWIDE HOME LOANS SERVICING LP,
                                      as Master Servicer



                                    By:  COUNTRYWIDE GP, INC.



                                      By:
                                          ----------------------------
                                       Name:  Ruben Avilez
                                       Title: Vice President






   [Signature page to Pooling and Servicing Agreement for BellaVista Series
                                   2005-2]

                                    Acknowledged solely with respect to its
                                    obligations under Section 4.01(b)


                                    THE BANK OF NEW YORK, in its individual
                                    capacity



                                      By:
                                          ----------------------------
                                       Name: Paul Connolly
                                       Title: Vice President






   [Signature page to Pooling and Servicing Agreement for BellaVista Series
                                   2005-2]

                                  SCHEDULE I
                            Mortgage Loan Schedule
                       [Delivered at Closing to Trustee]









                                    S-I-1

                                  SCHEDULE II

                       BellaVista Mortgage Trust 2005-2
                      Mortgage Pass-Through Certificates,
                                 Series 2005-2
            Representations and Warranties of the Master Servicer
            -----------------------------------------------------

      Countrywide Home Loans Servicing LP ("Countrywide Servicing") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Belvedere Trust Finance Corporation, as seller, Countrywide Home Loans Servicing LP, as master servicer, BellaVista Funding Corporation, as depositor, and The Bank of New York, as trustee.

                  (1) Countrywide Servicing is duly organized as a limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide Servicing in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement and to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

                  (2) Countrywide Servicing has the full partnership power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary partnership action on the part of Countrywide Servicing the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide Servicing, enforceable against Countrywide Servicing in accordance with its terms, except that the (i) enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide Servicing, the servicing of the Mortgage Loans by Countrywide Servicing under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide Servicing and will not (i) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other


                                    S-II-1
      organizational documents of Countrywide Servicing, (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide Servicing is a party or by which it may be bound or (iii) constitute a material violation of any statute, order or regulation applicable to Countrywide Servicing of any court, regulatory body, administrative agency or governmental body having jurisdiction over Countrywide Servicing; and Countrywide Servicing is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the ability of Countrywide Servicing to perform or meet any of its obligations under the Pooling and Servicing Agreement.

                  (4) Countrywide Servicing is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

                  (5) No litigation is pending or, to the best of Countrywide Servicing's knowledge, threatened, against Countrywide Servicing that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide Servicing to service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

                  (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide Servicing of, or compliance by Countrywide Servicing with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide Servicing has obtained the same.

                  (7) Countrywide Servicing is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.


                                    S-II-2

                                 SCHEDULE III

                       BellaVista Mortgage Trust 2005-2
                      Mortgage Pass-Through Certificates,
                                 Series 2005-2
           Representations and Warranties as to the Mortgage Loans
           -------------------------------------------------------

      BellaVista Funding Corporation (the "Depositor") hereby confirms that the representations and warranties set forth in this Schedule III have been made by the Seller under the Mortgage Loan Purchase Agreement.

                  1) With respect to the Countrywide Mortgage Loans in Countrywide Purchase Group I, the representations and warranties of Countrywide Home Loans, Inc. contained in Schedule I of the Countrywide Acknowledgement, to the extent true and correct as of the date such representations and warranties were made by Countrywide Home Loans, Inc., have remained true and correct at all times (i) in the case of those representations and warranties given as of the "Closing Date" (as defined in Schedule I of the Countrywide Acknowledgement) or as to which no time qualification is specified, from such date until May 27, 2005 and (ii) in the case of those representations and warranties given as of the "Cut-off Date" (as defined in Schedule I of the Countrywide Acknowledgement), from such specified date until May 1, 2005.

                  2) With respect to the Countrywide Mortgage Loans in Countrywide Purchase Group II and Countrywide Purchase Group III, the representations and warranties of Countrywide Home Loans, Inc. contained in Section 7.02 of the Countrywide Underlying Purchase Agreement, to the extent true and correct as of the date such representations and warranties were made by Countrywide Home Loans, Inc., have remained true and correct at all times (i) in the case of those representations and warranties given as of the related "Closing Date" (as defined in the Countrywide Underlying Purchase Agreement) or as to which no time qualification is specified, from such date until May 27, 2005 and (ii) in the case of those representations and warranties given as of the related "Cut-off Date" (as defined in the Countrywide Underlying Purchase Agreement), from such specified date until May 1, 2005.

                  3) With respect to the Commercial Capital Mortgage Loans, the representations and warranties of Commercial Capital Bank contained in Section 2.05 of the Commercial Capital Sale Agreement, to the extent true and correct as of the date such representations and warranties were made by Commercial Capital, have remained true and correct at all times
      (i) in the case of those representations and warranties given as of the "Closing Date" (as defined in the Commercial Capital Sale Agreement) or as to which no time qualification is specified, from such date until May 27, 2005 and (ii) in the case of those representations and warranties given as of the "Cut-off Date" (as defined in the Commercial Capital Sale Agreement), from such specified date until May 1, 2005.

                  4) The information set forth on the Mortgage Loan Schedule attached to the Mortgage Loan Purchase Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.


                                   S-III-1

                  5) Immediately prior to the assignment of each Mortgage Loan to the Depositor, the Seller had good title to, and was the sole owner of, such Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Mortgage Loan Purchase Agreement.

                  6) Other than the sale of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the sale of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

                  7) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or mortgage banking company that is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

                  8) Each Mortgage Loan was originated (within the meaning of
      Section 3(a)(41) of the Exchange Act) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Exchange Act.

                  9) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including all applicable predatory and abusive lending laws.

                  10) The Mortgage Loans were selected from among the outstanding mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Schedule III can be made. Such selection was not made in a manner intended to adversely affect the interest of the Depositor.

                  11) None of the Mortgage Loans are High Cost as defined by the applicable predatory and abusive lending laws. None of the Mortgage Loans is a "high cost home loan" as defined in the Georgia Fair Lending Act prior to its amendment on March 7, 2003 (the "Georgia Act"), and all of the Mortgage Loans that are subject to the Georgia Act comply with the requirements of such act. None of the Mortgage Loans is a "High-Cost Home Loan" as defined in the New Jersey predatory and abusive lending law.

                  12) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the then current Standard & Poor's LEVELS(R) Version 5.6b Glossary Revised, Appendix E which is attached hereto as


                                   S-III-2

      Exhibit O (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.



                                   S-III-3

                                  SCHEDULE IV
                    Form of Monthly Master Servicer Report

===============================================================================
                          LOAN LEVEL REPORTING SYSTEM
-------------------------------------------------------------------------------
                              DATABASE STRUCTURE
-------------------------------------------------------------------------------
                                 [MONTH, YEAR]
-------------------------------------------------------------------------------
  Field Number     Field Name      Field Type      Field Width         Dec
-------------------------------------------------------------------------------
     1           INVNUM          Numeric                 4
-------------------------------------------------------------------------------
     2           INVBLK          Numeric                 4
-------------------------------------------------------------------------------
     3           INACNU          Character               8
-------------------------------------------------------------------------------
     4           BEGSCH          Numeric                15              2
-------------------------------------------------------------------------------
     5           SCHPRN          Numeric                13              2
-------------------------------------------------------------------------------
     6           TADPRN          Numeric                11              2
-------------------------------------------------------------------------------
     7           LIQEPB          Numeric                11              2
-------------------------------------------------------------------------------
     8           ACTCOD          Numeric                11
-------------------------------------------------------------------------------
     9           ACTDAT          Numeric                 4
-------------------------------------------------------------------------------
     10          INTPMT          Numeric                 8
-------------------------------------------------------------------------------
     11          PRNPMT          Numeric                13              2
-------------------------------------------------------------------------------
     12          ENDSCH          Numeric                13              2
-------------------------------------------------------------------------------
     13          SCHNOT          Numeric                13              2
-------------------------------------------------------------------------------
     14          SCHPAS          Numeric                 7              3
-------------------------------------------------------------------------------
     15          PRINPT          Numeric                 7              3
-------------------------------------------------------------------------------
     16          PRIBAL          Numeric                11              2
-------------------------------------------------------------------------------
     17          LPIDTE          Numeric                13              2
-------------------------------------------------------------------------------
     18          DELPRN          Numeric                 7
-------------------------------------------------------------------------------
     19          PPDPRN          Numeric                11              2
-------------------------------------------------------------------------------
     20          DELPRN          Numeric                11              2
-------------------------------------------------------------------------------
     21          NXTCHG          Numeric                 8
-------------------------------------------------------------------------------
     22          ARMNOT          Numeric                 7              3
-------------------------------------------------------------------------------
     23          ARMPAS          Numeric                 7              3
-------------------------------------------------------------------------------
     24          ARMPMT          Numeric                11              2
-------------------------------------------------------------------------------
     25          ZZTYPE          Character               2
-------------------------------------------------------------------------------
     26          ISSUID          Character               1
-------------------------------------------------------------------------------
     27          KEYNAME         Character               8
-------------------------------------------------------------------------------
TOTAL                                                  240
-------------------------------------------------------------------------------
Suggested        DBASE file
Format:          Modem
                 transmission
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                                   S-IV-1

                                   EXHIBIT A


                          [FORM OF SENIOR CERTIFICATE
     (OTHER THAN THE CLASS A-R, NOTIONAL AMOUNT OR CLASS X CERTIFICATES)]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") [, TOGETHER WITH CERTAIN RIGHTS SPECIFIED IN THE AGREEMENT (AS DEFINED BELOW)].

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.             :

Cut-off Date                :

First Distribution Date     :

Initial Certificate Balance
of this Certificate
("Denomination")            :    $

Initial Certificate Balance
of all Certificates of
this Class                  :    $

CUSIP                       :

Interest Rate               :

Maturity Date               :

                        BELLAVISTA FUNDING CORPORATION
              Mortgage Pass-Through Certificates, Series 2005-1
                                   Class [ ]

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties


                 BellaVista Funding Corporation, as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by any of the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain
(i) monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by BellaVista Funding Corporation (the "Depositor") and (ii) rights specified in the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee").

The Trust Fund was created pursuant to the Agreement. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 2005

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By ______________________


Countersigned:

By _____________________________
      Authorized Signatory of
      THE BANK OF NEW YORK,
      as Trustee

                                   EXHIBIT B

                      [FORM OF SUBORDINATED CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") [, TOGETHER WITH CERTAIN RIGHTS SPECIFIED IN THE AGREEMENT (AS DEFINED BELOW)].

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN

ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.             :

Cut-off Date                :

First Distribution Date     :

Initial Certificate Balance
of this Certificate
("Denomination")            :    $

Initial Certificate Balance
of all Certificates of
this Class                  :    $

CUSIP                       :

Interest Rate               :

Maturity Date               :

                        BELLAVISTA FUNDING CORPORATION
              Mortgage Pass-Through Certificates, Series 2005-1
                                   Class [ ]

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                 BellaVista Funding Corporation, as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by any of the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain
(i) monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by BellaVista Funding Corporation (the "Depositor") and (ii) rights specified in the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee").

The Trust Fund was created pursuant to the Agreement. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Sellers, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

      [No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting, a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or
(iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 2005

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By ______________________


Countersigned:

By _________________________
    Authorized Signatory of
    THE BANK OF NEW YORK,
    as Trustee

                                   EXHIBIT C

                        [FORM OF CLASS A-R CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT EITHER SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

Certificate No.             :

Cut-off Date                :

First Distribution Date     :

Initial Certificate Balance
of this Certificate
("Denomination")            :    $

Initial Certificate Balance
of all Certificates of
this Class                  :    $

CUSIP                       :

Interest Rate               :

Maturity Date               :

                        BELLAVISTA FUNDING CORPORATION
              Mortgage Pass-Through Certificates, Series 2005-1
                                   Class A-R

      evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                 BellaVista Funding Corporation, as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by any of the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by BellaVista Funding Corporation (the "Depositor") pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). The Trust Fund was created pursuant to the Agreement. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

      No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer or (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Class A-R Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

      Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 2005

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By ______________________


Countersigned:

By ____________________________
      Authorized Signatory of
      THE BANK OF NEW YORK,
      as Trustee

                                   EXHIBIT D

              [FORM OF [NOTIONAL AMOUNT] [CLASS X] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTION IN RESPECT OF PRINCIPAL.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")[, TOGETHER WITH CERTAIN RIGHTS AND CERTAIN OBLIGATIONS SPECIFIED IN THE AGREEMENT (AS DEFINED BELOW)].

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.             :

Cut-off Date                :

First Distribution Date     :

[Notional Amount] [Certificate Principal Balance]
as of the Cut-off Date:                $

[Notional Amount] [Certificate Principal Balance]
as of the Cut-off Date:                $

[Notional Amount] [Certificate Principal Balance] of all
Certificates of this Class as of the Cut-off Date:   $

CUSIP                       :

Interest Rate               :    [Interest Only]

Maturity Date               :


                        BELLAVISTA FUNDING CORPORATION
              Mortgage Pass-Through Certificates, Series 2005-1
                                   Class [ ]

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                 BellaVista Funding Corporation, as Depositor

      [The Notional Amount of this certificate at any time, may be less than the Notional Amount as set forth herein.] [The Component Notional Amount of this certificate at any time, may be less than the Component Notional Amount as set forth herein.] [The Certificate Principal Balance of this certificate at any time, may be greater than the Certificate Principal Balance as set forth herein.] This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by any of the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate [Notional Amount, as of the Cut-off Date,] [Component Notional Amount, as of the Cut-off Date,] of all Certificates of the Class to which this Certificate belongs) in certain (i) monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by BellaVista Funding Corporation (the "Depositor"),
(ii) rights specified in the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), and (iii) obligations specified in the Agreement. The Trust Fund was created pursuant to the Agreement. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 2005

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By ______________________


Countersigned:

By _________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT E

                       [FORM OF REVERSE OF CERTIFICATES]

                        BELLAVISTA FUNDING CORPORATION
                      Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as BellaVista Funding Corporation Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Agreement, a distribution will be made on the 22nd day (or, if such 22nd day is not a Business Day, the Business Day immediately succeeding such 22nd day) of each month (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________________________
_____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                _____________________________________________________________

Dated:


                                        _____________________________________
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to, ______________________________________________
______________________________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ________________________, or, if mailed by check, to __________.
______________________________________________________________________________
______________________________________________________________________________
Applicable statements should be mailed to ____________________________________ ______________________________________________________________________________,
______________________________________________________________________________.

      This information is provided by ________________________________________, the assignee named above, or _________________________________________________, as its agent.

STATE OF           )
                   )  ss.:
COUNTY OF          )

            On the _____day of ___________________, 20__ before me, a notary public in and for said State, personally appeared _____________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

                                               _________________________________
                                                       Notary Public



                                [Notarial Seal]

                                   EXHIBIT F

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    [date]

[Depositor]

[Master Servicer]

_____________________
_____________________

      Re: Pooling and Servicing Agreement among BellaVista Funding Corporation, as Depositor, Countrywide Home Loans Servicing LP,
            as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 2005-1
            -------------------------------------------------------------------


Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Delay Delivery Mortgage Loan, any Mortgage Loan paid in full or any Mortgage Loan listed on the attached schedule) it has received:

      (i) (a) the original Mortgage Note endorsed as provided in the following form: "Pay to the order of __________, without recourse" or (b) with respect to any Lost Mortgage Note, a lost note affidavit from the Depositor stating that the original Mortgage Note was lost or destroyed; and

      (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico.

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By: _________________________________
                                    Name:
                                    Title:

                                   EXHIBIT G

                     FORM OF DELAY DELIVERY CERTIFICATION


                                    [date]

[Depositor]

[Master Servicer]

____________________
____________________

      Re: Pooling and Servicing Agreement among BellaVista Funding Corporation, as Depositor, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 2005-1
            ---------------------------------------------------------------

Gentlemen:

      Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Mortgage Loan listed on Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

      (i) the original Mortgage Note, endorsed by the Depositor or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Depositor, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Depositor, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

      (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

      (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2005, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage
            Loan)];

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Depositor, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By: ______________________
                                    Name:
                                    Title:

                                   EXHIBIT H

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    [date]

[Depositor]

[Master Servicer]

______________________
________________________

      Re: Pooling and Servicing Agreement among BellaVista Funding Corporation, as Depositor, Countrywide Home Loans Servicing LP,
            as Master Servicer, and The Bank of New York, as Trustee,
            Mortgage Pass-Through Certificates, Series 2005-1
            ------------------------------------------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

      (i) the original Mortgage Note, endorsed by the Depositor or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Depositor, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Depositor, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

      (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

      (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 20__, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Mortgage Loan that is a MERS Mortgage Loan)];

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Depositor, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By: ______________________
                                    Name:
                                    Title:

                                   EXHIBIT I

                              TRANSFER AFFIDAVIT

                        BellaVista Funding Corporation
                      Mortgage Pass-Through Certificates
                                 Series 2005-1
                                 -------------

STATE OF           )
                   )  ss.:
COUNTY OF          )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among BellaVista Funding Corporation, as depositor (the "Depositor"), Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificates.

      8. The Transferee's taxpayer identification number is __________________.

      9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      10. The Transferee is aware that the Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of or with plan assets of such a plan, or the Transferee is an insurance company that is acquiring the Certificates with assets contained in an "insurance company general account," (as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and its purchase and holding of the Certificates satisfy the requirements for exemptive relief under Sections I and III and PTCE 95-60.


      *     *     *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of _______________, 20__.

                                       _____________________________________
                                       PRINT NAME OF TRANSFEREE


                                       By: ________________________________
                                       Name:
                                       Title:


[Corporate Seal]

ATTEST:


_____________________________
[Assistant] Secretary

      Personally appeared before me the above named ______________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this ____ day of _________, 20__.


                                       ___________________________________
                                       NOTARY PUBLIC


                                       My Commission expires the
                                       ___ day of _________, 20__

                                                                  EXHIBIT 1
                                                                  to EXHIBIT I


                              Certain Definitions
                              -------------------

      "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause any REMIC created under the Agreement to fail to qualify as a REMIC at any time that the Residual Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

      "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

      "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                 EXHIBIT 2
                                                                 to EXHIBIT I


                       Section 5.02(c) of the Agreement
                       --------------------------------

            (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

      (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

      (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

      (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

      (iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

      (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of any Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

                                  EXHIBIT J-1

                        FORM OF TRANSFEROR CERTIFICATE
                                  (RESIDUAL)

                                                __________________________
                                                Date



BellaVista Funding Corporation
1299 Ocean Avenue, Suite 240
Santa Monica, California  90401

The Bank of New York
101 Barclay Street - 8W
New York, New York 10286

Attention:  Mortgage-Backed Securities Group
            Series 2005-1

      Re: BellaVista Funding Corporation Mortgage Pass-Through Certificates, Series 2005-1, Class
            ------------------------------------------------------------------

Ladies and Gentlemen:

      In connection with our disposition of the above Certificates we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                    Very truly yours,


                                    ____________________________________
                                    Print Name of Transferor

                                    By: ________________________________
                                              Authorized Officer


                                    J-1-1

                                  EXHIBIT J-2

                        FORM OF TRANSFEROR CERTIFICATE
                                   (PRIVATE)


                                                __________________________
                                                Date

BellaVista Funding Corporation
1299 Ocean Avenue, Suite 240
Santa Monica, California  90401

The Bank of New York
101 Barclay Street - 8W
New York, New York 10286

Attention:  Mortgage-Backed Securities Group
            Series 2005-1

      Re: BellaVista Funding Corporation Mortgage Pass-Through Certificates, Series 2005-1, Class
            -----------------------------------------------------------------

Ladies and Gentlemen:

      In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of
Section 5 of the Act.

                                    Very truly yours,

                                    _____________________________________
                                    Print Name of Transferor

                                    By: _________________________________
                                               Authorized Officer


                                    J-2-1

                                   EXHIBIT K

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                                __________________________
                                                Date


BellaVista Funding Corporation
1299 Ocean Avenue, Suite 240
Santa Monica, California  90401

The Bank of New York
101 Barclay Street - 8W
New York, New York 10286

Attention:  Mortgage-Backed Securities Group
            Series 2005-1

      Re: BellaVista Funding Corporation Mortgage Pass-Through Certificates, Series 2005-1, Class
            -----------------------------------------------------------------

Ladies and Gentlemen:

      In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below),
(f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    _____________________________________
                                    Print Name of Transferor

                                    By: _________________________________
                                               Authorized Officer

                                   EXHIBIT L

                           FORM OF RULE 144A LETTER

                                                __________________________
                                                Date


BellaVista Funding Corporation
1299 Ocean Avenue, Suite 240
Santa Monica, California  90401

The Bank of New York
101 Barclay Street - 8W
New York, New York 10286

Attention:  Mortgage-Backed Securities Group
            Series 2005-1

      Re: BellaVista Funding Corporation Mortgage Pass-Through Certificates, Series 2005-1, Class
            -----------------------------------------------------------------

Ladies and Gentlemen:

      In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                    Very truly yours,

                                    _____________________________________
                                    Print Name of Transferor

                                    By: _________________________________
                                               Authorized Officer

                                                          ANNEX 1 TO EXHIBIT L
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]


      The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

      1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

      2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

            ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___   Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

            ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

      6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                    _______________________________________
                                               Print Name of Buyer


                                    By:  __________________________________
                                         Name:
                                         Title:

                                    Date: _________________________________

                                                          ANNEX 2 TO EXHIBIT L
                                                          --------------------

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]


      The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

      1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

      2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

            ___ The Buyer owned $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4 The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,

(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

      6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    _______________________________________
                                        Print Name of Buyer or Adviser


                                    By:  __________________________________
                                         Name:
                                         Title:

                                    IF AN ADVISER:


                                     _______________________________________
                                              Print Name of Buyer


                                    Date: _________________________________

                                   EXHIBIT M

                              REQUEST FOR RELEASE
                                 (for Trustee)


BellaVista Funding Corporation
Mortgage Pass-Through Certificates
Series 2005-1

Loan Information
----------------

      Name of Mortgagor:                ______________________________________
      Servicer Loan No.:                ______________________________________

Trustee
-------

      Name:                             ______________________________________
      Address:                          ______________________________________
                                        ______________________________________
                                        ______________________________________

      Trustee
      Mortgage File No.:                ______________________________________

      The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, Countrywide Home Loans Servicing LP, as Master Servicer and BellaVista Funding Corporation, as Depositor.

( ) Mortgage Note dated _______________, 20__, in the original principal sum of $___________, made by ____________________________, payable to, or endorsed to the order of, the Trustee.

( )   Mortgage recorded on __________________ as instrument no.
      ______________________ in the County Recorder's Office of the County of
      _________________________, State of _______________________ in
      book/reel/docket _________________________ of official records at page/image _______________________________.

( )   Deed of Trust recorded on ______________________ as instrument no.
      ___________ in the County Recorder's Office of the County of
      __________________________, State of _____________________ in
      book/reel/docket _________________________ of official records at page/image ____________________________.

( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
      _____________________ as instrument no. __________________ in the
      County Recorder's Office of the County of _____________________, State of ___________________ in book/reel/docket ________________ of official records at page/image ______________________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

      (   )___________________________________________________________________

      (   )___________________________________________________________________

      (   )___________________________________________________________________

      (   )___________________________________________________________________

      The undersigned Master Servicer hereby acknowledges and agrees as follows:

            (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

            (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

            (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

            (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                    COUNTRYWIDE HOME LOANS
                                    SERVICING LP


                                    By  _________________________________
                                    Its _________________________________


Date:_________________, 20__

                                   EXHIBIT N

                       REQUEST FOR RELEASE OF DOCUMENTS

To:     The Bank of New York                           Attn:  Mortgage Custody
                                                              Services

      Re:   The Pooling & Servicing Agreement dated [month] 1, 2005,
            among Countrywide Home Loans Servicing LP, as Master Servicer, BellaVista Funding Corporation and The Bank of New York, as Trustee
            ---------------------------------------------------------------

Ladies and Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Trustee for BellaVista Funding Corporation, we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:                                        Pool #:

Mortgagor's Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

      1. Mortgage Loan paid in full (Countrywide Home Loans, Inc. hereby certifies that all amounts have been received).

      2. Mortgage Loan Liquidated (Countrywide Home Loans, Inc. hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received).

      3.    Mortgage Loan in Foreclosure.

      4.    Other (explain):

      If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

COUNTRYWIDE HOME LOANS, INC.
4500 Park Granada
Calabasas, California  91302

By: _______________________________
Name:______________________________
Title: ____________________________
Date:______________________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By: _______________________________
Name:______________________________
Title: ____________________________
Date:______________________________

                                   EXHIBIT O

      STANDARD & POOR'S LEVELS(R) VERSION 5.6 GLOSSARY REVISED, APPENDIX E

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

------------------------------------------------------------------------------------
                Standard & Poor's High-Cost Loan Categorization
------------------------------------------------------------------------------------
State/jurisdiction                    Name of Anti-Predatory Lending
                                      Law/Effective Date
------------------------------------------------------------------------------------
Arkansas                              Arkansas Home Loan Protection Act, Ark.
                                      Code Ann. ss.ss. 23-53-101 et seq.  Effective
                                      July 16, 2003
------------------------------------------------------------------------------------
Cleveland Heights, Ohio               Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.
                                      757.01 et seq.  Effective June 2, 2003
------------------------------------------------------------------------------------
                                      Consumer Equity Protection, Colo. Stat.
                                      Ann. ss.ss. 5-3.5-101 et seq.  Effective for
Colorado                              covered loans offered or entered into on
                                      or after Jan. 1, 2003. Other provisions
                                      of the Act took effect on June 7, 2002
------------------------------------------------------------------------------------
                                      Connecticut Abusive Home Loan Lending
Connecticut                           Practices Act, Conn. Gen. Stat.
                                      ss.ss. 36a-746 et seq.  Effective Oct. 1, 2001
------------------------------------------------------------------------------------
                                      Home Loan Protection Act, D.C. Code
District of Columbia                  ss.ss. 26-1151.01 et seq.  Effective for
                                      loans closed on or after Jan. 28, 2003
------------------------------------------------------------------------------------
                                      Fair Lending Act, Fla. Stat. Ann.
Florida                               ss.ss. 494.0078 et seq.  Effective Oct. 2,
                                      2002
------------------------------------------------------------------------------------
                                      Georgia Fair Lending Act, Ga. Code Ann.
Georgia (Oct. 1, 2002 - March 6,      ss.ss. 7-6A-1 et seq.  Effective Oct. 1,
2003)                                 2002-March 6, 2003
------------------------------------------------------------------------------------
                                      Georgia Fair Lending Act, Ga. Code Ann.
Georgia as amended                    ss.ss. 7-6A-1 et seq.  Effective for loans
(March 7, 2003 - current)             closed on or after March 7, 2003
------------------------------------------------------------------------------------
                                      Home Ownership and Equity Protection Act
                                      of 1994, 15 U.S.C. ss. 1639, 12 C.F.R.
HOEPA Section 32                      ss.ss. 226.32 and 226.34.  Effective Oct. 1,
                                      1995, amendments Oct. 1, 2002
------------------------------------------------------------------------------------
                                      High Risk Home Loan Act, Ill. Comp. Stat.
                                      tit. 815, ss.ss. 137/5 et seq.  Effective
Illinois                              Jan. 1, 2004 (prior to this date,
                                      regulations under Residential Mortgage
                                      License Act effective from May 14, 2001)
------------------------------------------------------------------------------------
                                      Consumer Credit Code, Kan. Stat. Ann.
                                      ss.ss. 16a-1-101 et seq.  Sections 16a-1-301
Kansas                                and 16a-3-207 became effective April 14,
                                      1999; Section 16a-3-308a became effective
                                      July 1, 1999
------------------------------------------------------------------------------------
                                      2003 KY H.B. 287 - High Cost Home Loan
Kentucky                              Act, Ky. Rev. Stat. ss.ss. 360.100 et seq.
                                      Effective June 24, 2003
------------------------------------------------------------------------------------
                                      Truth in Lending, Me. Rev. Stat. tit.
                                      9-A, ss.ss. 8-101 et seq.  Effective
Maine                                 Sept. 29, 1995, and as amended from time
                                      to time
------------------------------------------------------------------------------------
                                      Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00
Massachusetts                         et seq. and 209
------------------------------------------------------------------------------------


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

------------------------------------------------------------------------------------
                Standard & Poor's High-Cost Loan Categorization
------------------------------------------------------------------------------------
State/jurisdiction                    Name of Anti-Predatory Lending
                                      Law/Effective Date
------------------------------------------------------------------------------------
                                      C.M.R. ss.ss. 40.01 et seq.
                                      Effective March 22, 2001, and amended
                                      from time to time
------------------------------------------------------------------------------------
                                      Assembly Bill No. 284, Nev. Rev. Stat.
Nevada                                ss.ss. 598D.010 et seq.  Effective Oct. 1,
                                      2003
------------------------------------------------------------------------------------
                                      New Jersey Home Ownership Security Act of
                                      2002, N.J. Rev. Stat. ss.ss. 46:10B-22 et
New Jersey                            seq.  Effective for loans closed on or
                                      after Nov. 27, 2003
------------------------------------------------------------------------------------
                                      Home Loan Protection Act, N.M. Rev. Stat.
New Mexico                            ss.ss. 58-21A-1 et seq.  Effective as of
                                      Jan. 1, 2004; Revised as of Feb. 26, 2004
------------------------------------------------------------------------------------
                                      N.Y. Banking Law Article 6-l. Effective
New York                              for applications made on or after
                                      April 1, 2003
------------------------------------------------------------------------------------
                                      Restrictions and Limitations on High Cost
                                      Home Loans, N.C. Gen. Stat. ss.ss. 24-1.1E
North Carolina                        et seq.  Effective July 1, 2000; amended
                                      October 1, 2003 (adding open-end lines of
                                      credit)
------------------------------------------------------------------------------------
                                      H.B. 386 (codified in various sections of
Ohio                                  the Ohio Code), Ohio Rev. Code Ann.
                                      ss.ss. 1349.25 et seq. Effective May 24, 2002
------------------------------------------------------------------------------------
                                      Consumer Credit Code (codified in various
                                      sections of Title 14A).  Effective
Oklahoma                              July 1, 2000; amended effective Jan. 1,
                                      2004
------------------------------------------------------------------------------------
                                      South Carolina High Cost and Consumer
                                      Home Loans Act, S.C. Code Ann.
South Carolina                        ss.ss. 37-23-10 et seq.  Effective for loans
                                      taken on or after Jan. 1, 2004
------------------------------------------------------------------------------------
                                      West Virginia Residential Mortgage
                                      Lender, Broker and Servicer Act, W. Va.
West Virginia                         Code Ann. ss.ss. 31-17-1 et seq.  Effective
                                      June 5, 2002
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                 Standard & Poor's Covered Loan Categorization
------------------------------------------------------------------------------------
State/jurisdiction                    Name of Anti-Predatory Lending
                                      Law/Effective Date
------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6,      Georgia Fair Lending Act, Ga. Code Ann.
2003)                                 ss.ss. 7-6A-1 et seq.  Effective Oct. 1,
                                      2002-March 6, 2003
------------------------------------------------------------------------------------
                                      New Jersey Home Ownership Security Act of
New Jersey                            2002, N.J. Rev. Stat. ss.ss. 46:10B-22 et
                                      seq.  Effective Nov. 27, 2003-July 5, 2004
------------------------------------------------------------------------------------


                                     O-2




------------------------------------------------------------------------------------
                   Standard & Poor's Home Loan Categorization
------------------------------------------------------------------------------------
State/jurisdiction       Name of Anti-Predatory          Category under applicable
                         Lending Law/Effective Date      anti-predatory lending law
------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002-   Georgia Fair Lending Act, Ga.   Home Loan
March 6, 2003)           Code Ann. ss.ss. 7-6A-1 et seq.
                         Effective Oct. 1,
                         2002-March 6, 2003
------------------------------------------------------------------------------------
                         New Jersey Home Ownership       Home Loan
                         Security Act of 2002, N.J.
                         Rev. Stat. ss.ss. 46:10B-22 et
New Jersey               seq.  Effective for loans
                         closed on or after Nov. 27,
                         2003
------------------------------------------------------------------------------------
                         Home Loan Protection Act,       Home Loan
                         N.M. Rev. Stat. ss.ss. 58-21A-1
New Mexico               et seq.  Effective as of
                         Jan. 1, 2004; revised as of
                         Feb. 26, 2004
------------------------------------------------------------------------------------
                         Restrictions and Limitations    Consumer Home Loan
                         on High Cost Home Loans, N.C.
                         Gen. Stat. ss.ss. 24-1.1E et seq.
North Carolina           Effective July 1, 2000;
                         amended Oct. 1, 2003 (adding
                         open-end lines of credit)
------------------------------------------------------------------------------------
                         South Carolina High Cost and    Consumer Home Loan
                         Consumer Home Loans Act, S.C.
South Carolina           Code Ann. ss.ss. 37-23-10 et seq.
                         Effective for loans taken on
                         or after Jan. 1, 2004
------------------------------------------------------------------------------------


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




                                   EXHIBIT P

                                  [RESERVED]



                                     P-1